                                                                   Exhibit 4.1

             AMENDMENT NO. 1 TO MASTER POOLING AND SERVICING AGREEMENT

             AMENDMENT NO. 1 TO MASTER POOLING AND SERVICING AGREEMENT ("Amend-ment No. 1"), dated as of October 15, 1997, between JCP RECEIVABLES, INC., a Delaware corporation ("JCPR"), J. C. PENNEY COMPANY, INC., a Delaware corporation ("JCPenney"), as Servicer, and THE FUJI BANK AND TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of September 5, 1988 (the "Agreement"), between JCPR, the Servicer and the Trustee.

                               PRELIMINARY STATEMENT

             Section 13.1(b) of the Agreement provides that the Servicer, JCPR and the Trustee, with the consent of the Holders of Investor Certificates evidencing undivided Interests aggregating not less than 66-2/3% of the Aggregate Investor Amount of all Series adversely affected, may amend from time to time the Agreement and any Supplement thereto, subject to satis-faction of certain conditions precedent set forth therein. All terms used in this Amendment No. 1 that are defined in the Agreement have the meanings as-signed to them therein, except to the extent such terms are amended or modified in this Amendment No. 1.

             In consideration of the mutual agreements contained herein, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders:

   SECTION 1.  Amendments to Agreement.
               _______________________

             (a) The following definitions in Section 1.1 of the Agreement shall be amended to read as follows:

             "Credit Card Agreement" shall mean the JCPenney Retail Installment
              _____________________
   Credit Agreement (Revolving Credit Agreement), JCPenney form 2218, attached as Exhibit M, or a variant thereof reflecting a particular state's usury and
      _________
   retail installment sales laws, or the Bank Credit Agreement, attached as Exhibit M-2, or a variant thereof, as any such agreement may be amended,
   ___________
   modified or otherwise changed from time to time.

             "Credit Card Guidelines" shall mean the policies and procedures of
              ______________________
   JCPenney or the Bank, as applicable, relating to the operation of its credit card business, including, without limitation, the policies and procedures for determining the creditworthiness of credit card customers, the extension of credit to credit card customers, the terms on which repayments are required to be made, and relating to the maintenance of credit card accounts and collection of credit card receivables, as such policies and procedures may be amended from time to time.

             "Credit Insurance" shall mean life, accident, health, disability or
              ________________
   other insurance of an Obligor to JCPenney or the Bank, as applicable, to insure payment of any amount owing by such Obligor under an Account and which proceeds of such insurance are payable to JCPenney or the Bank, as applica-ble, upon such Obligor's death or disability.

             "Eligible Account" shall mean, as of the Cut Off Date (or, with
              ________________
   respect to Additional Accounts, as of the relevant Notice Date in respect of Additional Accounts added pursuant to subsection 2.6(a) or (b) or as of the date such Account is added to a Cycle in respect of Additional Accounts added pursuant to subsection 2.6(c)), each Account:

                  (a)     which is payable in United States dollars; and

                  (b) which is serviced in any credit service center of JCPenney or the Bank which is located in the United States.

             "Eligible Receivable" shall mean each Receivable:
              ___________________

                  (a)     which has arisen under an Eligible Account;

                  (b) which was created in compliance, in all material respects, with all Requirements of Law applicable to JCPenney or the Bank, as applicable, and JCPR and pursuant to a Credit Card Agreement which complies, in all material respects, with all Requirements of

   Law applicable to JCPenney or the Bank, as applicable, and JCPR;

                  (c) with respect to which all consents, licenses, approv-als or authorizations of, or registrations or declarations with, any Govern-mental Authority required to be obtained, effected or given by JCPenney or the Bank, as applicable, and JCPR in connection with the creation of such Receivable or the execution, delivery and performance by JCPenney or the Bank, as applicable, and JCPR of the Credit Card Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect as of such date of creation;

                  (d) as to which, at the time of the creation of such Receivable, JCPenney or the Bank, as applicable, JCPR or the Trust had good and marketable title thereto, free and clear of all Liens arising under or through JCPenney, the Bank or JCPR (other than Liens permitted pursuant to subsection 2.5(b));

                  (e) which is the legal, valid and binding payment obliga-tion of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equi-ty); and

                  (f)  which constitutes an "account" under and as defined in
   Article 9 of the UCC as then in effect in any state where the Servicer's or the Bank's, as applicable, chief executive offices or books and records relating to the Receivables are located.

             (b) The following new definitions shall be added to Section 1.1 of the Agreement:

             "Bank" shall mean JCPenney Card Bank, National Association, a
              ____
   national banking association.

             "Bank Receivables Purchase Agreement" shall mean the Receivables
              ___________________________________
   Purchase Agreement between the Bank and JCPR, dated September 30, 1997, governing the terms and conditions upon which JCPR is to purchase from the Bank all of the Receivables generated or to be generated in any Additional Accounts for purposes of this Agreement, in substantially the form attached hereto as Exhibit D-2, as such agreement
                                             -----------
   may be amended, modified or otherwise changed from time to time.

             "Discount Option Receivable Collections" shall have the meaning
              ______________________________________
   specified in Section 2.8.

             "Discounted Percentage" shall have the meaning specified in Section
              _____________________
   2.8.

             (c) Section 2.6 of the Agreement shall be deleted and replaced in its entirety by the following:

             "Section 2.6     Addition of Accounts.
                              ____________________

             (a) If during any period of 30 consecutive days, the JCPR Amount averaged over that period is less than the Minimum JCPR Percentage of the Average Principal Receivables, JCPR shall, under the terms of the Receiv-ables Purchase Agreement or the Bank Receivables Purchase Agreement, require JCPenney or the Bank to transfer the Receivables of additional Eligible Ac-counts to be included as Accounts, and JCPR shall purchase Receivables in such Additional Accounts under the Receivables Purchase Agreement or the Bank Receivables Purchase Agreement and transfer such Receivables to the Trust, in a sufficient amount so that the average of the JCPR Amount as a percent of the Average Principal Receivables during such 30 day period would have, if the Receivables from such Accounts had been transferred to the trust on the first day of such 30 day period, at least equalled the Minimum JCPR Percent-age.

             (b) In addition to its obligation under subsection 2.6(a), JCPR may, but shall not be obligated to, from time to time, agree with JCPenney or the Bank to designate Additional Accounts to be included as Accounts.

             (c) At any time that the Receivables in substantially all the Eligible Accounts of any Cycle have been transferred to the Trust, then on each day that an Eligible Account is added to such Cycle such Eligible Account shall, until notice from JCPR to the Trustee to the contrary, automatically be included as an Additional Account effective as of such date of inclusion in such Cycle.

             (d) JCPR agrees that any Receivables from Additional Accounts shall first be sold by JCPenney or the Bank to JCPR and transferred by JCPR to the Trust under subsection 2.6(a), (b) or (c) upon and subject to the fol-lowing conditions:

                  (i)     On or before the fifth Business Day
        (the "Notice Date") prior to the Addition Date in respect of Additional Accounts added pursuant to subsection 2.6(a) or (b), JCPR shall give the Trustee and the Servicer written notice that such Additional Accounts will be included and specifying the approximate aggregate amount of the Receivables to be transferred;

                  (ii)     JCPR (A) shall require JCPenney or
        the Bank to transfer Receivables only in Eligible Ac-counts, and (B) shall, if the designation of Addi-tional Accounts is made pursuant to subsection 2.6(b) and if the sum of Principal Receivables in the Trust as of the related Notice Date after giving effect to the addition of such Additional Accounts would exceed $50,000,000 more than the greater of (x) the amount of Principal Receivables in the Trust on the Initial Closing Date and (y) the amount of Principal Receiv-ables in the Trust on the most recent date when the terms of this subsection 2.6(d)(ii)(B) were complied with, deliver a letter from a Rating Agency to the Trustee by the Addition Date confirming that the addition of such Additional Accounts will not ad-versely affect the rating of any outstanding Series of Investor Certificates which has been rated by such Rating Agency;

                  (iii)  On or prior to the Addition Date,
        in respect of Additional Accounts added pursuant to subsection 2.6(a) or (b), and on or before five Business Days after the first day of the Monthly Period next succeeding the Monthly Period in which Additional Accounts were added pursuant to subsec-tion 2.6(c), JCPR shall deliver to the Trustee a written transfer agreement (including an acceptance by the Trustee on behalf of the Trust for the bene-fit of the Investor Certificateholders) in substan-tially the form of Exhibit E (the "Transfer Agree-
                           _________
        ment") and shall indicate in its computer files and cause JCPenney or the Bank, as applicable, to indi-cate in its computer files that the Receivables created in connection with such Additional Accounts have been sold by JCPenney or the Bank, as appli-cable, to JCPR and transferred by JCPR to the Trust; and shall deliver (or cause JCPenney or the Bank, as applicable, so to do) to the Trustee a computer file or microfiche list containing a true and complete list of all Additional Accounts identified by ac-count number and the aggregate amount of the Receiv-ables in such Additional Accounts as of the Addition Date in respect of Additional Accounts added pursu-ant to subsection 2.6(a) or (b) or as of such fifth Business Day of the month in respect of Additional Accounts added during the preceding month pursuant to subsection 2.6(c), which computer file or micro-fiche list shall be marked as Schedule 1 to the
                                      __________
        Transfer Agreement, delivered to the Trustee as confidential and proprietary, shall be as of the date of such Transfer Agreement and shall be incor-porated into and made a part of such Transfer Agree-ment, this Agreement and any Supplement;

                  (iv)     JCPR shall represent and warrant
        that (x) each Additional Account is, as of the applicable Addition Date, an Eligible Account, (y) in the case of an addition pursuant to subsection 2.6(a) or 2.6(b), no selection procedures believed by JCPR to be materially adverse to the interests of the Investor Certificateholders or the Letter of Credit Banks were utilized in selecting the Addi-tional Accounts from the available Eligible Accounts of JCPenney or the Bank, as applicable, or, in the case of an addition pursuant to subsection 2.6(c), in adding any such Additional Account to any Cycle, and (z) as of the Addition Date, none of JCPR, JCPenney or the Bank is insolvent;

                  (v)     JCPR shall represent and warrant
        that, as of the Addition Date, the Transfer Agree-ment and the Receivables Purchase Agreement or the Bank Receivables Purchase Agreement, as applicable, collectively, constitute either (x) a valid transfer or, in the case of Accounts added pursuant to sub-
        section 2.6(c), confirmation of transfer to the Trust of all right, title and interest of JCPR and JCPenney or the Bank, as applicable, in, to and under the Receivables then existing and thereafter to be created, all monies due or to become due with respect thereto (including all Finance Charge Re-ceivables), and all proceeds (including, without limitation, "proceeds" as defined in the UCC as in effect in any state where JCPR's, JCPenney's or the Bank's, as applicable, or the Servicer's chief executive offices or books and records relating to the Receivables are located) of such Receivables and Insurance Proceeds relating thereto and all of JCPR's rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreement or the Bank Receivables Purchase Agreement, as applicable, and such property will be held by the Trust free and clear of any Lien of any Person claiming through or under JCPR, JCPenney or the Bank, except for (i) Liens permitted under subsection 2.5(b), (ii) the interest of the Holder of the Exchangeable Certificate and (iii) JCPR's right to receive interest accruing on, and invest-ment earnings in respect of, the Finance Charge Account and the Principal Account as provided in this Agreement or any Supplement thereto or (y) a grant of a security interest (as defined in the UCC as in effect in any state where JCPR's, JCPenney's or the Bank's, as applicable, or the Servicer's chief executive offices or books and records relat-ing to the Receivables are located) in such property to the Trust, which is enforceable with respect to then existing Receivables of the Additional Ac-counts, all monies due or to become due with respect thereto, the proceeds thereof and Insurance Proceeds relating thereto upon the transfer of such Receiv-ables to the Trust, and which will be enforceable with respect to the Receivables thereafter created in respect of Additional Accounts, the proceeds thereof and Insurance Proceeds relating thereto upon such transfer; and (z) if the Transfer Agreement constitutes the grant of a security interest to the Trust in such property, upon the filing of a financ-ing statement as described in Section 2.1 with respect to such Additional Accounts and in the case of the Receivables of Additional Accounts thereafter created and the proceeds thereof, and Insurance Proceeds relating to such Receivables, upon such transfer, the Trust shall have a first priority perfected security interest in such property, except for Liens permitted under subsection 2.5(b);

                  (vi)     JCPR shall, on the Addition Date
        for Additional Accounts added pursuant to subsection 2.6(a) or (b), deliver a certificate of a Vice President or more senior officer confirming the items set forth in paragraphs (ii), (iii), (iv) and
        (v) above; and

                  (vii)  JCPR shall, on the Addition Date
        for Additional Accounts added pursuant to subsection
        2.6(a) or (b), deliver an Opinion of Counsel with
        respect to the Receivables in the Additional Ac-
        counts substantially in the form of Exhibit K.
                                            _________
             (e)     JCPR shall provide to each Rating
        Agency prior written notice each time Additional Accounts are added to the Trust pursuant to subsection 2.6(a) or (b)."


             (d)     A new Section 2.8 shall be added to the
        Agreement as follows:

              "Section 2.8  Discount Option.  JCPR may at any
                           _______________
               time, upon written notice (including by facsimile trans-mission) to the Servicer, the Trustee, each Letter of Credit Bank and each Rating Agency, designate a percent-age, which may be a fixed percentage or a variable per-centage based on a formula (the "Discounted Percentage"), and which Discounted Percentage may not exceed 3% without the written confirmation of each Rating Agency and the written consent of each Letter of Credit Bank, of the amount of Principal Receivables with respect to Accounts to be treated on and after such designation, or for the period specified, as Finance Charge Receivables; provid-
                                                                _______
               ed, however, that no such designation shall become effec-
               __  _______
               tive on the date specified in the written notice unless the following conditions have been satisfied:

                         (i) any such designation shall not, in the reasonable belief of JCPR, cause a Pay Out Event to occur or cause an event which with notice or the lapse of time or both would constitute a Pay Out Event;

                         (ii) if the Discounted Percentage is to exceed 3%, on or before the date specified in the written notice, JCPR shall have received written confirma-tion from each Rating Agency that such designation will not result in a downgrade or withdrawal of its then current rating of any outstanding Series of Investor Certificates and written consent from each Letter of Credit Bank;

                         (iii) JCPR shall have delivered to the Trustee an Officer's Certificate confirming the items set forth in clauses (i) and (ii) above. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

                         On and after the date of satisfaction of the
               above conditions, in processing Collections of Principal Receivables of Accounts originated by JCPenney, the Servicer shall deem the product of the Discounted Per-centage and Collections of such Principal Receivables as "Discount Option Receivable Collections" and shall treat such Discount Option Receivable Collections for all purposes hereunder as Collections of Finance Charge Receivables."


                         (e) A new subsection 4.3(g) shall be added to the Agreement as follows:

                              "(g)  Shared Excess Finance Charge Collec-
                                    ____________________________________
                    tions.  Notwithstanding any other provision of this
                    _____
                    Agreement, unless otherwise specified in the Supple-ment for a Series issued after September 30, 1997, collections of Finance Charge Receivables allocable to any Series that would otherwise be payable to JCPR hereunder shall be treated as Collections of Finance Charge Receivables allocable to any other Series, including for purposes of determining the Portfolio Yield (such allocation to any other Series to be made on a pro rata basis based on the numera-tor used in calculating the Investor Percentage with respect to Finance Charge Receivables for such other Series)."

               SECTION 2.     Incorporation of Agreement.
                              __________________________

                         The Agreement, as modified by this Amendment
               No. 1, is hereby incorporated by reference and forms a part of this instrument with the same force and effect as if set forth in full herein. In the event that any term or provision contained herein shall conflict or be incon-sistent with any term or provision contained in the Agreement, the terms and provisions of this Amendment No. 1 shall govern. After the date hereof, any reference to the Agreement shall mean the Agreement as amended by this Amendment No. 1.

               SECTION 3.  Ratification of the Agreement.
                           _____________________________

                         As amended by this Amendment No. 1, the Agree-
               ment is in all respects ratified and confirmed, and the Agreement and this Amendment No. 1 shall be read, taken and construed as one and the same instrument.

               SECTION 4.  Governing Law.
                           _____________

                         THIS AMENDMENT NO. 1 SHALL BE CONSTRUED IN
               ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITH-OUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

               SECTION 5.  Counterparts.
                           ____________

                         This Amendment No. 1 may be executed in two or
               more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                         IN WITNESS WHEREOF, JCPR, the Servicer and the
               Trustee have caused this Amendment No. 1 to be duly exe-cuted by their respective officers as of the day and year first above written.

                         JCP RECEIVABLES, INC.



                           By /s/ Catherine A. Walther
                              __________________________________________________
                               Name:  Catherine A. Walther
                               Title: President


                         J. C. PENNEY COMPANY, INC.



                           By /s/ Robert B. Cavanaugh
                              __________________________________________________
                               Name:  Robert B. Cavanaugh
                               Title: Vice President and Treasurer


                      THE FUJI BANK AND TRUST COMPANY,
                           as Trustee


                           By /s/ Sharon Moore
                              __________________________________________________
                               Name:  Sharon Moore
                               Title: Vice President




               Consented to:

               CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH


               By: /s/ David Shrenzel          By: /s/ Elizabeth A. Whalen
                   ___________________              ____________________
                   Name:  David Shrenzel            Name:  Elizabeth A. Whalen
                   Title: Director                  Title: Associate

                                                             EXHIBIT D-2










                                 JCP RECEIVABLES, INC.
                                         Buyer




                                          and




                        JCPENNEY CARD BANK, NATIONAL ASSOCIATION
                                         Seller












                             RECEIVABLES PURCHASE AGREEMENT
                              Dated as of October 15, 1997

                                  RECEIVABLES PURCHASE
                                  ____________________
                                       AGREEMENT
                                       _________


                    RECEIVABLES PURCHASE AGREEMENT, dated as of October
               15, 1997, by and between JCPENNEY CARD BANK, NATIONAL ASSOCIATION, a national banking association ("Seller"),
                                                             ______
               and JCP RECEIVABLES, INC., a Delaware corporation ("Buy-
                                                                   ____
               er").
               __

                                  W I T N E S S E T H:
                                  _ _ _ _ _ _ _ _ _ _

                    WHEREAS, Buyer desires to purchase from time to time
               certain Receivables (hereinafter defined) due or to become due to Seller under certain specified credit card accounts of Seller; and

                    WHEREAS, Seller desires to sell from time to time
               and assign certain Receivables to Buyer upon the terms and conditions hereinafter set forth; and

                    WHEREAS, it is contemplated that the Receivables
               purchased hereunder will be transferred by Buyer to the Trust (hereinafter defined) in connection with the issu-ance of certain Certificates (hereinafter defined); and

                    WHEREAS, Buyer will grant to the Trustee (hereinaf-
               ter defined) a security interest in Buyer's rights relat-ing to the Receivables under this Agreement, and Seller agrees that all covenants and agreements made by Seller herein with respect to the Accounts and Receivables shall also be for the benefit of the Trustee and all holders of the Certificates;

                    NOW, THEREFORE, it is hereby agreed by and between
               Buyer and Seller as follows:

                                       ARTICLE I

                                      DEFINITIONS
                                      ___________

                    Section 1.1  Definitions.  Whenever used in this
                    ___________  ___________
               Agreement, the following words and phrases shall have the following meanings:

                    "Account" shall mean each Additional Account (which
                     _______
               may be in the same or different Cycles) as of each Addi-tion Date identified in each computer file or microfiche list delivered to Buyer by Seller pursuant to Section
               2.2. The term "Account" shall be deemed to refer to an Additional Account only from and after the Addition Date with respect thereto, and the term "Account" shall be deemed to refer to any Removed Account prior to but not after the Repurchase Date with respect thereto.

                    "Addition Date" shall mean, with respect to any
                     _____________
               Additional Accounts, the date five Business Days after the period or date when such Additional Accounts are required or permitted to be designated hereunder pursuant to Section 2.2(a) hereof or the date such Additional Account is added as an Account pursuant to Section 2.2(b) hereof.

                    "Additional Accounts" shall mean the Eligible Ac-
                     ___________________
               counts designated after the Initial Closing Date in accordance with Section 2.2.

                    "Agreement" shall mean this Receivables Purchase
                     _________
               Agreement and all amendments hereof and supplements hereto.

                    "Business Day" shall mean each day which is neither
                     ____________
               a Saturday, a Sunday nor any other day on which banking institutions or trust companies in the State or City of New York or the State of Texas are authorized or obligat-ed by law or required by executive order or government decree to be closed.

                    "Buyer" shall mean JCP Receivables, Inc., a Delaware
                     _____
               corporation.

                    "Certificate" shall mean any one of any Series of
                     ___________
               Investor Certificates or the Exchangeable Certificate.

                    "Certificateholder" or "Holder" shall mean the
                     _________________      ______
               Person in whose name a Certificate is registered in the Certificate Register.

                    "Certificate Register" shall mean the register
                     ____________________
               maintained pursuant to Section 6.3 of the Servicing Agreement, providing for the registration of the Certifi-cates and transfers and exchanges thereof.

                    "Conveyance Papers" shall have the meaning specified
                     _________________
               in Section 4.1(b).

                    "Credit Adjustment" shall have the meaning specified
                     _________________
               in Section 3.4 hereof.

                    "Credit Card Agreement" shall mean the Seller Credit
                     _____________________
               Agreement, attached as Exhibit D, or a variant thereof, as any such agreement may be amended, modified or other-wise changed from time to time.

                    "Credit Card Guidelines" shall mean Seller's poli-
                     ______________________
               cies and procedures relating to the operation of its credit card business, including, without limitation, the policies and procedures for determining the credit-wor-thiness of credit card customers, the extension of credit to credit card customers, the terms on which repayments are required to be made, and relating to the maintenance of credit card accounts and collection of credit card receivables, as such policies and procedures may be amended from time to time by Seller.

                    "Credit Insurance" shall mean life, accident,
                     ________________
               health, disability or other insurance of an Obligor to Seller to insure payment of any amount owing by such Obligor under an Account and which proceeds of such insurance are payable to Seller upon such Obligor's death or disability.

                    "Cycle" shall mean, with respect to any Account, the
                     _____
               monthly billing cycle for such Account as determined in accordance with the Credit Card Guidelines as in effect on the date of this Agreement.

                    "Date of Processing" shall mean, with respect to any
                     __________________
               transaction, the date on which such transaction is first recorded on the Seller's computer master file of accounts

               (without regard to the effective date of such recorda-tion).

                    "Debtor Relief Laws" shall mean the Bankruptcy Code
                     __________________
               of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect effecting the rights of creditors generally.

                    "Defaulted Account" shall have the meaning set forth
                     _________________
               in the Servicing Agreement.

                    "Eligible Account" shall mean, as of the relevant
                     ________________
               Notice Date in respect of Additional Accounts added pursuant to subsection 2.2(a) or as of the date such Account is added to a Cycle in respect of Additional Accounts added pursuant to subsection 2.2(b), each Ac-count:

                         (a)     which is payable in United States
               dollars; and

                         (b) which is serviced in any credit service center of Seller which is located in the United States.

                    "Eligible Receivable" shall mean each Receivable:
                     ___________________

                         (a)     which has arisen under an Eligible Ac-
               count;

                         (b) which was created in compliance, in all material respects, with all Requirements of Law applica-ble to Seller and Buyer and pursuant to a Credit Card Agreement which complies, in all material respects, with all Requirements of Law applicable to Seller and Buyer;

                         (c) with respect to which all consents, li-censes, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by Seller and Buyer in connection with the creation of such Receivable or the execution, delivery and performance by Seller and Buyer of the Credit Card Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect as of such date of creation;

                         (d)     as to which, at the time of the cre-
               ation of such Receivable, Seller, Buyer or the Trust had good and marketable title thereto free and clear of all Liens arising under or through Seller or Buyer (other than Liens permitted pursuant to subsection 5.1(d));

                         (e) which is the legal, valid and binding payment obligation of the Obligor thereon, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity); and

                         (f)     which constitutes an "account" under
               and as defined in Article 9 of the UCC as then in effect in any state where the Seller's chief executive office or books and records relating to the Receivables are locat-ed.

                    "Exchangeable Certificate" shall mean the certifi-
                     ________________________
               cate designated the "Exchangeable Certificate" under the Servicing Agreement executed by Buyer and authenticated by the Trustee and exchangeable for one or more Series of Investor Certificates and a reissued Exchangeable Certif-icate pursuant to the Servicing Agreement.

                    "Finance Charge Receivables" shall have the meaning
                     __________________________
               set forth in the Servicing Agreement.

                    "Governmental Authority" shall mean the United
                     ______________________
               States of America, any state or other political subdivi-sion thereof and any equity exercising executive, legis-lative, judicial, regulatory or administrative functions of or pertaining to government.

                    "Ineligible Receivable" shall have the meaning
                     _____________________
               specified in Section 6.1.

                    "Insurance Proceeds" shall mean any amounts paid to
                     __________________
               Seller pursuant to any Credit Insurance policies covering any Obligor with respect to Receivables under such Obligor's Account.

                    "Insurance Receivables" shall mean all Receivables
                     _____________________
               payable by Obligors for purchase of insurance, other than Receivables for Credit Insurance.

                    "Investor Certificate" shall mean any one of the
                     ____________________
               certificates executed by Buyer and authenticated by the Trustee pursuant to the Servicing Agreement.

                    "Lien" shall mean any mortgage, deed of trust,
                     ____
               pledge, hyopthecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substan-tially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code (other than such financing state-ment filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

                    "Monthly Period"  shall mean the period from and
                     ______________
               including the first day of the calendar month preceding a related Settlement Date to and including the last day of such calendar month.

                    "Notice Date" shall have the meaning specified in
                     ___________
               Section 2.2.

                    "Obligor" shall mean, with respect to any Account,
                     _______
               the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof.

                    "Periodic Finance Charges" shall mean the finance
                     ________________________
               charges specified in the Credit Card Agreements.

                    "Person" shall mean any legal person, including any
                     ______
               individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government entity or other entity of simi-lar nature.

                    "Principal Receivable" shall have the meaning set
                     ____________________
               forth in the Servicing Agreement.

                    "Purchase Price" shall have the meaning set forth in
                     ______________
               Section 3.1.

                    "Receivable" shall mean any amount owing by the
                     __________
               Obligors under an Account (including amounts in Defaulted Accounts) from time to time, including, without limita-tion, amounts owing for the payment of goods and servic-es, Periodic Finance Charges, late charges, returned check fees, Special Fees and premiums for Credit Insur-ance, if any, but shall exclude therefrom for all purpos-es Insurance Receivables unless provided to the contrary in any Supplement.

                    "Reconveyance" shall mean an instrument substantial-
                     ____________
               ly in the form and upon the terms of Exhibit B hereto.

                    "Recoveries" shall have the meaning set forth in the
                     __________
               Servicing Agreement.

                    "Removed Accounts" shall have the meaning set forth
                     ________________
               in Section 6.2.

                    "Requirements of Law" for any Person shall mean the
                     ___________________
               certificate of incorporation or articles of association and by-laws or other organizational or governing docu-ments of such Person, and any law, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and retail installment sales acts).

                    "Repurchase Date" shall have the meaning set forth
                     _______________
               in Section 6.2.

                    "Repurchase Notice Date" shall have the meaning set
                     ______________________
               forth in Section 6.2.

                    "Repurchase Price" shall mean the Repurchase Price
                     ________________
               specified in subsection 6.1(c) or 6.2(a), as the case may be.

                    "Seller" shall mean JCPenney Card Bank, National
                     ______
               Association, a national banking association.

                    "Series" shall mean any Series of Investor Certifi-
                     ______
               cates issued pursuant to the Servicing Agreement.

                    "Servicer" shall mean initially J. C. Penney Compa-
                     ________
               ny, Inc. and thereafter any Person appointed as successor under the Servicing Agreement to service the Receivables.

                    "Servicing Agreement" shall mean the Master Pooling
                     ___________________
               and Servicing Agreement, dated as of September 5, 1988 among Servicer, Buyer, and The Fuji Bank and Trust Compa-ny, a New York banking corporation, as Trustee, and all amendments and supplements thereto.

                    "Settlement Date" shall have the meaning specified
                     _______________
               in Section 3.5.

                    "Settlement Statement" shall mean a document sub-
                     ____________________
               stantially in form of Exhibit C hereto.

                    "Special Fees" shall mean Receivables which are fees
                     ____________
               which are not now but may from time to time be assessed on the Accounts.

                    "Supplemental Conveyance" shall mean an instrument
                     _______________________
               substantially in form and upon the terms of Exhibit A hereto.

                    "Trust" shall mean the trust created by the Servic-
                     _____
               ing Agreement.

                    "Trustee" shall mean the institution executing the
                     _______
               Servicing Agreement as Trustee, or its successor in interest, or any successor or additional trustee appoint-ed as provided in the Servicing Agreement.

                    "UCC" shall mean the Uniform Commercial Code, as
                     ___
               amended from time to time, as in effect in any specified jurisdiction.

                    Section 1.2     Other Definitional Provisions.
                    ___________     _____________________________

                         (a)     All terms defined in this Agreement
               shall have the defined meanings when used in any certifi-cate, other document, or Conveyance Paper made or deliv-ered pursuant hereto unless otherwise defined therein.

                         (b)     All terms defined in the Servicing
               Agreement shall have the defined meanings when used in this Agreement or in any certificate, document, or Con-
              veyance Paper made or delivered pursuant hereto, unless
               otherwise defined herein or therein.

                          (c)     The words "hereof", "herein" and
               "hereunder" and words of similar import when used in that Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are refer-ences to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

                          (d) All determinations of the principal or finance charge balance of Receivables, and of any collec-tions thereof, shall be made in accordance with Section
               1.3 of the Servicing Agreement.


                                       ARTICLE II

                         PURCHASE AND CONVEYANCE OF RECEIVABLES
                         ______________________________________

                    Section 2.1  Purchase.  (a)  Subject to and upon the
                    ___________  ________
               terms and conditions hereinafter set forth, Seller, on each Addition Date, shall sell, transfer, convey and assign to Buyer, without recourse, all of Seller's rights, titles, and interests in, to, and under the Receivables then existing or thereafter created in re-spect of each Additional Account designated in a Supple-mental Conveyance effective on the Addition Date there-for, together with all monies due or to become due with respect thereto (including all Finance Charge Receiv-ables), all proceeds thereof (including, without limita-tion, "proceeds" as defined in the UCC in any state where Seller's or Servicer's chief executive offices or books and records relating to Receivables are located), and Insurance Proceeds relating thereto.

                         (b)     [reserved]

                         (c)     [reserved]

                    Section 2.2     Addition of Additional Accounts.
                    _______________________________________________
               (a) If from time to time, Buyer becomes obligated to require Seller to designate Additional Accounts pursuant to Section 2.6(a) of the Servicing Agreement, then Buyer shall give Seller written notice thereof on or before the fifth Business Day (the "Notice Date") prior to the
                                        ___________
               Addition Date therefor and Seller shall on or before the Addition Date designate sufficient Eligible Accounts to be included as Additional Accounts so that after the inclusion thereof Buyer will be in compliance with the requirements of said Section 2.6(a). Additionally, subject to the limitations, if any, on Buyer's ability to add Additional Accounts under Section 2.6(b) of the Servicing Agreement, from time to time Eligible Accounts may be designated to be included as Additional Accounts, upon the mutual agreement of Buyer and Seller. In either event, Seller shall have sole responsibility for select-ing the Additional Accounts and shall on or prior to the Addition Date therefor execute and deliver a Supplemental Conveyance identifying the Additional Accounts by account number and Receivables balance as of the Addition Date, which Supplemental Conveyance shall then be effective upon receipt by Buyer.

                         (b)     At any time that Receivables in sub-
               stantially all Eligible Accounts of any Cycle have been transferred to the Trust, then, in accordance with Sec-tion 2.6(c) of the Servicing Agreement, on each day that an Eligible Account is added to such Cycle, such Eligible Account shall, until notice from either party hereto to the other to the contrary, automatically be designated to be included as an Additional Account effective as of such date of inclusion in such Cycle. Seller shall on or before five Business Days after the first day of each calendar month next succeeding the Monthly Period of such conveyance execute a Supplemental Conveyance identifying all such Additional Accounts so designated during the preceding Monthly Period, identifying such Additional Accounts by account number and the aggregate amount of the Receivables in such Additional Accounts as of such fifth Business Day of the month.

                         (c)     On or before each Addition Date with
               respect to Additional Accounts added pursuant to Section 2.2(a) and on or before five Business Days after the first day of the Monthly Period next succeeding the calendar month in which Additional Accounts were added pursuant to Section 2.2(b), Seller (i) shall indicate in its computer files that the Receivables created in con-nection with such Additional Accounts have been sold by Seller to Buyer in accordance with this Agreement and transferred by Buyer to the Trust pursuant to the Servic-ing Agreement, and (ii) shall deliver to Buyer a computer file or microfiche list containing a true and complete list of all Additional Accounts designated in the respec-tive Supplemental Conveyance, or, if Buyer shall so di-rect, such computer file or microfiche list shall be delivered to the Trustee pursuant to the Servicing Agree-ment. Seller's failure to deliver the list prior to termination shall not be deemed to render such transfer executory or uncompleted.


                                      ARTICLE III

                               CONSIDERATION AND PAYMENT
                               _________________________

                    Section 3.1     Purchase Price.  The Purchase Price
                    ___________     ______________
               for the Receivables conveyed to the Buyer under this Agreement shall be a dollar amount equal to the total recorded unpaid balance of the Principal Receivables on each day that Additional Receivables are created in Addi-tional Accounts on or after the Addition Date in respect thereof.

                    Section 3.2     [Reserved]
                    ___________

                    Section 3.3     Payment of Purchase Price.  The
                    ___________     _________________________
               Purchase Price for Receivables shall be paid or provided for on each Addition Date (other than Addition Dates arising under Section 2.2(b)), and each Settlement Date, as the case may be, in either of the following ways (or any combination thereof) as Buyer and Seller may mutually agree from time to time: (i) by payment in cash in immediately available funds; or (ii) in the event that the total Purchase Price is not paid in full in cash as aforesaid, by the sale, transfer, and assignment by Buyer to Seller on each Addition Date (other than Addition Dates arising under Section 2.2(b)) and each Settlement Date, as the case may be, of participation interest in and to Buyer's interest in the Trust, including, without limitation, Buyer's interest in the Exchangeable Certifi-cate, in the principal amount of such cash shortfall, as such principal amount may be adjusted from time to time hereunder. The characteristics of such participation interest shall be as follows:

                         (a) the principal amount of the participa-tion interest outstanding from time to time shall accrue interest from the initial date of purchase until payment thereof, payable monthly on each Settlement Date in respect of the number of days unpaid during the preceding Monthly Period, at a monthly rate of interest (calculated on the basis of a 30-day month) equal to the lesser of (A) 0.75% or
                    (B) the monthly percentage return equivalent to the amount paid to Buyer as holder of the Exchangeable Certificate pursuant to subsection 4.3(c)(iii) of the Servicing Agreement in respect of collections of Finance Charge Receivables during the Monthly Period prior to such Settlement Date, after deducting from such payments the amount of Servicing Fee paid or payable by Buyer with respect to such Monthly Period pursuant to Section 3.2 of the Servicing Agreement, the amount of the Default Amount allocated to the Exchangeable Certificate with respect to such Month-ly Period, and the amount of any fees or other amounts payable by Buyer to any Letter of Credit Bank or Repurchase Letter of Credit Bank with re-spect to such Monthly Period;

                         (b)     the accrued interest payable with
                    respect to any Monthly Period shall be paid in cash on the Settlement Date next following the end of such Monthly Period;

                         (c)     the outstanding principal amount of
                    such participation interest shall be payable as, if and when the Buyer receives any of the following amounts from the Trustee or the Servicer: (i) payments with respect to Principal Receivables allocable to the Exchangeable Certificate; (ii) payments of any portion of the Finance Charge Re-ceivables paid with respect to the Exchangeable Certificate, representing an amount equal to any Default Amount allocable to the Exchangeable Certif-icate; (iii) payments of any amounts paid to Buyer pursuant to subsections 4.3(c)(i)(B), 4.5(b), or 4.5(c) of the Servicing Agreement; and (iv) the proceeds arising from the sale by Buyer of any Investor Certificates received upon an exchange of the Exchangeable Certificate;

                         (d)     unless otherwise agreed by Buyer and
                    Seller, all additions to, subtractions from and other adjustments to the principal balance of the participation interest shall be deemed for all pur-poses hereof to be effective as of the Settlement Date in the Monthly Period during which the event giving rise to such addition, subtraction or adjust-ment occurs; and

                         (e)     the obligation of Buyer to repay the
                    holder of the participation interest from the amounts paid to Buyer in respect of Finance Charge Receivables, Principal Receivables, and other sourc-es of funds described in items (a) and (c) immedi-ately preceding in the manner prescribed in this
                    Section 3.3 shall be the sole and exclusive remedy available to Seller or any holder of the participa-tion interest and no further or additional recourse shall be available against Buyer.

               Buyer, at its option, may prepay all or any portion of the principal balance of the participation interest at any time.

                    Section 3.4     Adjustments to Purchase Price.  The
                    ___________     _____________________________
               Purchase Price shall be adjusted on a monthly basis (a "Credit Adjustment") with respect to any Receivable (i)
                _________________
               which was created in respect of merchandise refused or returned by the Obligor thereunder or as to which the Obligor thereunder has asserted a counterclaim or de-fense, (ii) which is reduced by Seller by any rebate, refund, chargeback, or adjustment, or (iii) which was created through a fraudulent or counterfeit charge, as determined and allocated to the Accounts in the good faith judgment of Servicer, or (iv) which was removed from an Account and transferred to another Seller account which is not an Account by reason of a request by the Obligor to change Cycles.

                    Section 3.5     Settlement.  On each "Distribution
                    ___________     __________
               Date" under the Servicing Agreement (herein, a "Settle-
                                                               _______
               ment Date"), Seller shall deliver to Buyer a Settlement
               _________
               Statement in substantially the form of Exhibit C, showing the aggregate Purchase Price of Receivables conveyed to Buyer during the previous Monthly Period, the aggregate Repurchase Price of Receivables repurchased during such Monthly Period, the amount of interest due on such Set-tlement Date with respect to such Monthly Period, the amount of principal payments due with respect to such Monthly Period and the amount which remained unpaid as of the end of such Monthly Period, any Credit Adjustments made with respect to such Monthly Period pursuant to
               Section 3.4 hereof and the amounts of any adjustments to the principal balance of the participation interest during such Monthly Period. Any balance due from Buyer to Seller or from Seller to Buyer as reflected on such Settlement Statement which is not payable in immediately available funds pursuant to Section 3.3 shall, unless otherwise agreed, automatically be reflected as an ad-justment to the principal balance of the participation interest from Buyer to Seller maintained in accordance with Section 3.3.


                                       ARTICLE IV

                             REPRESENTATIONS AND WARRANTIES

                    Section 4.1     Seller's Representations and Warran-
                    ___________     ____________________________________
               ties.  Seller hereby represents and warrants to, and
               ____
               agrees with, Buyer as of date hereof that:

                         (a)     Organization, Good Standing, and Quali-
                                 _______________________________________
               fication.  Seller is a national banking association duly
               ________
               organized and validly existing in good standing under the laws of the United States of America, and has full power, authority, and right to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver, and perform its obligations under this Agree-ment. Seller is duly qualified to do business and is in good standing in each State of the United States where the nature of its business requires it to be so quali-fied.

                         (b)     Due Authorization.  The execution and
                                 _________________
               delivery of this Agreement, any Supplemental Conveyance or any other document or instrument delivered pursuant hereto or thereto (the "Conveyance Papers") and the
                                       _________________
               consummation of the transactions provided for in this Agreement or any other Conveyance Paper have been duly authorized by all necessary corporate action on the part of Seller.

                         (c)     No Conflict.  The execution and deliv-
                                 ___________
               ery of the Conveyance Papers, the performance of the transactions contemplated by the Conveyance Papers, and the fulfillment of the terms of the Conveyance Papers will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mort-gage, deed of trust, or other instrument to which Seller is a party or by which it or any of its properties are bound.

                         (d)     No Violation.  The execution and deliv-
                                 ____________
               ery of the Conveyance Papers, the performance of the transactions contemplated by the Conveyance Papers, and the fulfillment of the terms of the Conveyance Papers will not conflict with or violate any material Require-ments of Law applicable to Seller.

                         (e)     No Proceedings.  There are no proceed-
                                 ______________
               ings or investigations pending or, to the best knowledge of Seller, threatened against Seller, before any Govern-mental Authority (i) asserting the invalidity of the Conveyance Papers, (ii) seeking to prevent the consumma-tion of any of the transactions contemplated by the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of Seller, would materially and adversely affect the performance by Seller of its obligations under the Conveyance Papers, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of the Conveyance Papers.

                         (f)     All Consents Required.  All approvals,
                                 _____________________
               licenses, authorizations, consents, orders, or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery of the Conveyance Papers, the performance of the transac-tions contemplated by the Conveyance Papers, and the fulfillment of the terms of the Conveyance Papers have been obtained.

                         (g)     [reserved]

                         (h)     Existing Financing Statements.  There
                                 _____________________________
               is no financing statement or similar statement or instru-ment of registration under the law of any jurisdiction now on file or registered in any public office covering any interest of any kind in the Accounts or Receivables, or intended so to be, and Seller will not execute or authorize there to be on file in any public office any financing statement or similar statement or instrument of registration under the laws of any jurisdiction relating to the Accounts or Receivables, except any financing statements or assignments to be filed in respect of and covering any security or other interest of Buyer or the Trustee pursuant to this Agreement or the Servicing Agreement.

                         (i)     Filings.  All filings and recordings
                                 _______
               required to perfect the title of Buyer to the Receivables purchased hereunder have been or will have been accom-plished prior to each Addition Date and are or will be in full force and effect, and Seller shall at its expense perform all acts and execute all documents reasonably requested by Buyer at any time to evidence, perfect, maintain, and enforce the title of Buyer in such Receiv-ables and the transfer thereof to the Trust. Seller will, at the reasonable request of Borrower, execute and file additional financing statements reasonably satisfac-tory in form and substance to Buyer.

                         (j)     Binding Obligation.  The Conveyance
                                 __________________
               Papers constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                         (k)     Valid Conveyance.  As of the applicable
                                 ________________
               Addition Date, the Conveyance Papers then in existence constitute a valid sale, assignment, and conveyance to Buyer of all right, title, and interest of Seller in, to, and under the Receivables then existing and thereafter created in the Accounts, all monies due or to become due with respect thereto (including all Finance Charge Re-ceivables), together with all proceeds (including, with-out limitation, "proceeds" as defined in the UCC in any state where Seller's or Servicer's chief executive offi-ces or books and records relating to Receivables are located) of such Receivables and Insurance Proceeds relating thereto, and such property will be held free and clear of any Lien of any Person claiming through or under Seller, except for Liens permitted under subsection 5.1(d).

                         (l)     Eligibility of Receivables.  Seller
                                 __________________________
               hereby represents and warrants to Buyer as of the appli-cable Addition Date that (i) each Receivable then exist-ing is an Eligible Receivable, (ii) each Receivable then existing has been conveyed to Buyer free and clear of any Lien of any Person claiming through or under Seller and in compliance, in all material respects, with all Re-quirements of Law applicable to Seller and (iii) with respect to each Receivable then existing, all consents, licenses, approvals, or authorizations of or registra-tions or declarations with any Governmental Authority required to be obtained, effected or given by Seller in connection with the transfer of such Receivable to Buyer have been duly obtained, effected, or given and are in full force and effect. On each day on which any new Receivable is conveyed by Seller to Buyer hereunder, Seller shall be deemed to represent and warrant to Buyer that (i) each Receivable conveyed on such day is an Eligible Receivable, (ii) each Receivable conveyed on such day has been conveyed to Buyer free and clear of any Lien of any Person claiming through or under Seller and in compliance, in all material respects, with all Re-quirements of Law applicable to Seller, (iii) with re-spect to each such Receivable, all consents, licenses, approvals or authorization of or registration of declara-tions with, any Governmental Authority required to be obtained, effected, of given by Seller in connection with the conveyance of such Receivable to the Trust have been duly obtained, effected or given and are in full force and effect, and (iv) the representations and warranties set forth in Subsections 4.1(j) and (k) are true and correct with respect to each Receivable transferred on such day as if made on such day.

                    Section 4.2     Seller's Representations and Warran-
                    ___________     ____________________________________
               ties Regarding Additional Accounts.  Seller represents
               __________________________________
               and warrants, and agrees with Buyer, as of each Addition Date, that:

                         (a)     Reconfirmation of Representation and
                                 ____________________________________
               Warranties.  All representations and warranties made by
               __________
               Seller pursuant to Section 4.1 hereof remain true and correct in all respects as of such Addition Date as if made on such date.

                         (b)     Identification of Accounts and Receiv-
                                 ______________________________________
               ables.  Seller has, as of the Addition Date with respect
               _____
               to Additional Accounts added pursuant to subsection 2.2(a), and will have, as of the fifth Business Day after the first day of the calendar month occurring after any Addition Date occurring under subsection 2.2(b), (i) indicated in its computer files that Receivables created in respect of the Additional Accounts have been sold to Buyer in accordance with this Agreement and transferred to the Trust pursuant to the Servicing Agreement for the benefit of the Certificateholders and (ii) delivered to Buyer (or to the Trustee, if so directed by Buyer) a computer file or microfiche list containing a true and correct list of all such Additional Accounts, identified by account number and by the Receivable balance as of the Addition Date for Additional Accounts added pursuant to subsection 2.2(a) hereof and as of such fifth Business Day of a calendar month with respect to Additional Ac-counts added pursuant to subsection 2.2(b) hereof.

                         (c)     Eligibility of Accounts.  Each Addi-
                                 _______________________
               tional Account is, as of the Addition Date, an Eligible
               Account.

                         (d)     Selection Procedures.  No selection
                                 ____________________
               procedures believed by Seller to be materially adverse to the interests of Buyer or its successors and assigns were utilized by Seller in selecting the Additional Accounts from Seller's available Eligible Accounts.

                         (e)     Insolvency.  Seller is not insolvent as
                                 __________
               of the Addition Date.

                         (f)     [reserved]

                         (g)     Valid Conveyance.  As of each Addition
                                 ________________
               Date, a valid sale, assignment, and conveyance to Buyer of all right, title, and interest of Seller in, to and under the Receivables then existing and thereafter creat-ed in respect of the Additional Accounts, all monies due or to become due with respect thereto (including all Finance Charge Receivables), together with all proceeds (including, without limitation, "proceeds" as defined in the UCC in any state where Seller's or Servicer's chief executive offices or books and records relating to the Receivables are located) of such Receivables and Insur-ance Proceeds relating thereto, has been consummated, and such property will be held free and clear of any Lien of any Person claiming through or under Seller, except for Liens permitted under Section 5.1(d).

                    Section 4.3     Representations and Warranties of
                    ___________     _________________________________
               Buyer.  As of the date hereof, and each Addition Date,
               _____
               Buyer hereby represents and warrants to, and agrees with, Seller that:

                         (a)     Organization and Good Standing.  Buyer
                                 ______________________________
               is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has full corporate power, authority, and right to own its properties and to conduct its business as such properties are presently owned and such business is presently con-ducted, and to execute, deliver, and perform its obliga-tions under the Conveyance Papers.

                         (b)     Due Qualification.  Buyer is neither
                                 _________________
               required to qualify, nor to register, as a foreign corpo-ration in any state other than the State of Texas, in order to conduct its business, and has obtained all necessary licenses and approvals with respect to Buyer required under federal and Delaware law.

                         (c)     Due Authorization.  The execution and
                                 _________________
               delivery of the Conveyance Papers and the consummation of the transactions provided for in the Conveyance Papers have been duly authorized by Buyer by all necessary corporate action on the part of Buyer.

                         (d)     No Conflict.  The execution and deliv-
                                 ___________
               ery of the Conveyance Papers, the performance of the transactions contemplated by the Conveyance Papers and the fulfillment of the terms of the Conveyance Papers will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mort-gage, deed of trust, or other instrument to which Buyer is a party or by which it or any of its properties are bound.

                         (e)     No Violation.  The execution and deliv-
                                 ____________
               ery of the Conveyance Papers, the performance of the transactions contemplated by the Conveyance Papers, and the fulfillment of the terms of the Conveyance Papers will not conflict with or violate any Requirements of Law applicable to Buyer.

                         (f)     No Proceedings.  There are no proceed-
                                 ______________
               ings or investigations pending or, to the best knowledge of Buyer, threatened against Buyer, before any Governmen-tal Authority (i) asserting the invalidity of the Convey-ance Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by the Conveyance Papers, (iii) seeking any determination or ruling that, in the reasonable judgment of Buyer, would materially and adversely affect the performance by Buyer of its obliga-tions under the Conveyance Papers, or (iv) seeking any determination or ruling that would materially and ad-versely affect the validity or enforceability of the Conveyance Papers.

                         (g)     All Consents Required.  All approvals,
                                 _____________________
               authorizations, licenses, consents, orders, or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery of the Conveyance Papers, the performance of the transac-tions contemplated by the Conveyance Papers, and the fulfillment of the terms of the Conveyance Papers have been obtained.

                    The representations and warranties set forth in this
               Article IV shall survive the conveyance of the Receiv-ables to Buyer, and termination of the rights and obliga-tions of the Buyer and Seller under this Agreement. Upon discovery by Buyer or Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other.


                                       ARTICLE V

                             COVENANTS OF SELLER AND BUYER
                             _____________________________

                    Section 5.1     Seller Covenants.  Seller hereby
                    ___________     ________________
               covenants and agrees with Buyer as follows:

                         (a)     Credit Card Agreements and Guidelines.
                                  _____________________________________
               Seller shall comply with and perform its obligations under the Credit Card Agreements relating to the Accounts and the Credit Card Guidelines, except insofar as any failure so to comply or conform would not materially and adversely affect the rights of the Trust or the Certifi-cateholders under the Servicing Agreement or under the Certificates. In that regard, except as aforesaid, and so long as such changes are made applicable to comparable segments of the revolving credit card accounts owned and serviced by Seller which have characteristics the same as, or substantially similar to, the Accounts pursuant to which the Receivables were created, Seller shall be free to change the terms and provisions of such Credit Card Agreement or the Credit Card Guidelines in any respect (including, without limitation, the calculation of the amount, the timing, or charge-offs).

                         (b)     Periodic Finance Charges and Other
                                 __________________________________
               Fees.  Except as otherwise required by any Requirements
               ____
               of Law or as is deemed by Seller to be necessary in order for Seller to maintain its business on a competitive basis based on a good faith assessment by Seller of the nature of its competition in its business, Seller shall not reduce at any time (x) the Periodic Finance Charges assessed in respect of any Accounts, or (y) any other fees charged on any of the Accounts, if as a result of such reduction, Seller's reasonable expectation of the Portfolio Yield (as defined in the Servicing Agreement) as of such date would be less than the highest of the Base Rates (as defined in the Servicing Agreement) for the Series then outstanding.

                         (c)     Receivables Not to be Evidenced by
                                 __________________________________
               Promissory Notes or Chattel Paper.  Seller will take no
               _________________________________
               action to cause any Receivable to be evidenced by any "instrument" (as defined in the UCC as in effect in every state where Seller's or Servicer's chief executive offic-es or books and records relating to such Receivables are located). Each Receivable shall be payable pursuant to a contract which does not create a Lien on any goods pur-
               chased thereunder; provided, however that any such con-
                                  ________  _______
               tract which shall be governed by Florida law may provide
               for the retention of a security interest in any goods purchased by the Obligor, except those goods that are goods that are considered real property under Florida law.

                         (d)     Security Interests.  Except for the
                                 __________________
               conveyance hereunder, Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receiv-able, whether now existing or hereafter created, or any interest therein; Seller will immediately notify Buyer and the Trustee of the existence of any Lien on any Receivable; and Seller shall defend the right, title, and interest of Buyer and its successors and assigns in, to, and under the Receivables, whether now existing or here-after created, against all claims of third parties claim-ing through or under Seller; provided, however, that
                                            ________  _______
               nothing in this Section 5.1(d) shall prevent or be deemed to prohibit Seller from suffering to exist upon any of the Accounts or Receivables any Liens for state, munici-pal or other local taxes if such taxes shall not at the time be due and payable or if Seller shall concurrently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                         (e)     Location of Books and Records.
                                  _____________________________
               Seller's copies of originals or duplicates of all docu-ments evidencing all Credit Card Agreements and Accounts are kept by Seller at, and only at, the locations speci-fied on Schedule One hereto, and Seller will not relocate such offices, its chief executive office, or such docu-ments or related records and books unless Seller shall have given to Buyer not less than 15 days' written notice of its intention to do so, clearly describing the new location. If as a result of such relocation, the appli-cable provisions of the UCC or any other applicable law requires the filing of any amendment to any previously-filed financing or continuation statement of the filing of a new financing statement, Seller shall file such financing statement or amendment as may be necessary with respect to the transfer of Accounts (as defined in Sec-tion 9-106 of the UCC in effect in any state where Seller's chief executive office or books and records relating to the Receivables are located). Seller shall at all times maintain each office in which it maintains records with respect to Receivables and its chief execu-tive office within the United States of America. Addi-tionally, Seller shall clearly and unambiguously identify each Account in its computer or other records to reflect that the Receivables arising in such Account have been sold to Buyer and transferred by Buyer to the Trust pursuant to the Servicing Agreement. Seller shall, prior to the sale or transfer to a third party of any receiv-able owned by Seller or held in its custody, examine its computer and other records to determine that such receiv-able is not a Receivable.

                         (f)     Change of Name or Corporate Structure.
                                 _____________________________________
               Within 30 days after Seller makes any change in its name, identity, or corporate structure which would make any financing statement or continuation statement filed hereunder seriously misleading within the meaning of Sec-tion 9-402(7) of the UCC as in effect in the state where such financing statement or continuation statement was filed, Seller shall file such financing statements or amendments as may be necessary with respect to the trans-fer of Accounts.

                         (g)     [reserved]

                         (h)     Further Assurances.  Seller will make,
                                 __________________
               execute or endorse, acknowledge, and file or deliver to Buyer from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Receivables and other rights covered by this Agree-ment, as Buyer may request and reasonably require.

                         (i)     Indemnification.  Seller agrees to
                                 _______________
               indemnify, defend and hold Buyer harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penal-ties, reasonable attorneys' fees and amounts paid in settlement) to which Buyer may become subject insofar as such loss, liability, damage, judgment, claim, deficiency or expense arises out of or is based upon (i) a breach by Seller of its warranties and covenants contained in
               Section 4.1. or (ii) the representations of Seller con-tained in Section 4.2, or any information certified in any Schedule delivered by Seller hereunder, being untrue in any material respect at the time. The obligations of Seller under this Section 5.1(i) shall be considered to have been relied upon by Buyer and shall survive the execution, delivery, and performance of this Agreement regardless of any investigation made by Buyer or on its behalf.

                         (j)     Municipal and Local Taxes.  Seller
                                 _________________________
               shall be responsible for collecting all state, local and municipal taxes associated with the Accounts and Receiv-ables and for remitting the same to the appropriate Governmental Authority, together with all tax returns, reports, or affidavits required by such Governmental Authority in connection therewith.

                         (k)     Conveyance of Accounts.  Seller shall
                                 ______________________
               not convey, assign, exchange, or otherwise transfer the Accounts to any Person prior to termination of this Agreement and the Servicing Agreement.

                         (l)     Purchase of Additional Participation in
                                 _______________________________________
               Exchangeable Certificate.  If Buyer shall become obligat-
               ________________________
               ed to purchase any Series of Investor Certificates pursu-ant to Section 12.2(a) of the Servicing Agreement, all conditions precedent to such purchase have been satisfied other than the deposit into the Distribution Account as required thereby and Buyer does not have sufficient cash to make such deposit, Seller shall purchase a participa-tion interest in the Exchangeable Certificate in an amount equal to the amount of the deposit into the Dis-tribution Account which Buyer is required to make pursu-ant to subsection 12.2(a) of the Servicing Agreement; the purchase of such participation interest shall be effected on or prior to the date Buyer is required to make such deposit into the Distribution Account. The participation interest purchased pursuant hereto shall increase and be in addition to any participation interest purchased by Seller from Buyer pursuant to Section 3.3 hereof, and shall have the same characteristics as the participation interest described in such Section 3.3, accruing interest from the date of purchase until repaid at the rate speci-fied in Section 3.3.

                    Section 5.2     Buyer Covenants Regarding Nondisclo-
                                    ____________________________________
               sure; Inspection.  Buyer hereby covenants and agrees with
               ________________
               Seller (and agrees to cause the Trustee) not to disclose to any Person any of the account numbers or other infor-mation contained in the computer files or microfiche lists delivered to Buyer (or to Trustee if Buyer so directs) pursuant to Sections 2.1, 2.2, 7.1(c), and 7.2(c) hereof, except as is required in connection with the performance of the Trustee's duties under the Servic-ing Agreement or in enforcing the rights of the Certifi-cateholders and except such disclosures as are required upon appointment of a successor Servicer under the Ser-vicing Agreement. Buyer agrees (and shall cause the Trustee) to take such measures as shall be reasonably requested by Seller to protect and maintain the security and confidentiality of such information, and in connec-tion therewith, shall allow Seller to inspect the appli-cable security and confidentiality arrangements from time to time in normal business hours. Buyer shall (and shall cause the Trustee) to give Seller five days' prior writ-ten notice of any disclosure pursuant to this Section 5.2.


                                       ARTICLE VI

                                 REPURCHASE OBLIGATION

                    Section 6.1     Mandatory Repurchase.
                                    ____________________

                         (a)     Ineligible Receivables.  In the event
                                 ______________________
               of a breach of any representation and warranty set forth in subsection 4.1(l) hereof, within 60 days (or with the prior written consent of Buyer, such longer period speci-fied in such consent) of the earlier to occur of the discovery of such breach by Seller, or receipt by Seller of written notice of such breach given by Buyer, Seller shall repurchase and Buyer shall convey, without re-course, representation, or warranty, all of Buyer's right, title, and interest in each Principal Receivable to which such breach relates (an "Ineligible Receivable")
                                                 _____________________
               on the terms and conditions set forth below; provided,
                                                            ________
               however, that no such repurchase shall be required to be
               _______
               made with respect to such Ineligible Receivable if, on any day within such 60-day period (or such longer period as may be specified in the consent), either (i) the representations and warranties in the second sentence of subsection 4.1(l) with respect to such Ineligible Receiv-able shall then be true and correct in all material respects with respect to such Ineligible Receivable as if such Ineligible Receivable had been conveyed to Buyer on such day, or (ii) the aggregate amount of Ineligible Receivables outstanding at any time and with respect to which such representations and warranties continue to be incorrect in any material respect does not in the sole reasonable judgment of an officer of Buyer have a materi-al adverse effect on the interest of the Trust in the Receivables as a whole, including the ability of the Servicer in its sole reasonable judgment to collect the Receivables.

                         (b) In the event of a breach of the repre-sentations and warranties set forth in subsections 4.1(j) and (k) hereof, Buyer may give Seller written notice directing Seller to repurchase all of the Principal Receivables after 45 days of such notice (or within such longer period as may be specified in such notice); where-upon, Seller shall repurchase and Buyer shall convey, without recourse, representation, or warranty, all of Buyer's right, title, and interest in all of the Princi-pal Receivables on a Settlement Date first occurring after such applicable period on the terms and conditions set forth below; provided, however, that no such repur-
                                ________  _______
               chase shall be required to be made if, at any time during such applicable period the representations and warranties contained in subsections 4.1(j) and (k) shall then be true and correct in all material respects.

                         (c) The Repurchase Price for the Principal Receivables shall be an amount equal to: (i) for Ineligi-ble Receivables repurchased pursuant to subsection 6.1(a) hereof, the aggregate face amount of each such Ineligible Receivables on the date of repurchase, and (ii) for Principal Receivables repurchased pursuant to subsection 6.1(b) hereof, an amount equal to the "deposit amount" paid pursuant to subsection 2.4(e) of the Servicing Agreement. Payment of the Repurchase Price may be made, at the option of Seller: (i) in immediately available funds; (ii) as a reduction in the Seller's interest in and to any participation interest in the Buyer's interest in the Trust including, without limitation, Buyer's interest in the Exchangeable Certificate held by Seller pursuant to Sections 3.3 and 5.1(l) hereof in an amount equal to the unpaid portion of the Repurchase Price; or
               (iii) any combination of the foregoing; provided, howev-
                                                       ________  ______
               er, that Seller must make payment of a sufficient portion
               __
               of the Repurchase Price in immediately available funds to enable Buyer to make any cash payment to the Trust then required under the Servicing Agreement.

                    Section 6.2     Optional Repurchases.  (a)  Buyer
                    ___________     ____________________
               shall have the option to require Seller to repurchase all of Buyer's rights, and interests in, to and under all Receivables created pursuant to certain Accounts desig-nated by Buyer (the "Removed Accounts"); provided that,
                                    ________________    _____________
               Buyer shall only be entitled to require such repurchase
               (i) if Buyer is able to effect a retransfer of such Receivables from the Trust in compliance with Sections

               2.7 or 10.2 of the Servicing Agreement, and (ii) if Buyer and Seller mutually agree as to the designation of the Removed Accounts. On or before the fifth Business Day (the "Repurchase Notice Date") prior to the date on which
                     ______________________
               the Removed Accounts will be designated by Buyer, Buyer shall give Seller written notice of its election to require Seller to so repurchase the Receivables of the Removed Accounts on the date specified in such notice (the "Repurchase Date"). The Repurchase Price for an
                     _______________
               optional repurchase effected pursuant to this Section 6.2(a) shall be: (i) for Receivables purchased pursuant to Section 2.7 of the Servicing Agreement, an amount equal to the unpaid Principal Receivables repurchased on the Repurchase Date and (ii) for Receivables purchased pursuant to Section 10.2 of the Servicing Agreement, an amount equal to the "deposit amount" paid in compliance with Section 10.2 of the Servicing Agreement. Upon execution and delivery of any Reconveyance effecting any repurchase as contemplated in this Section 6.2(a), Buyer shall have no further right, title, or interest in any Receivables from the Removed Accounts.

                         (b)     Payment of the Repurchase Price as
               specified in Section 6.2(a) above shall be made in any manner provided for in Section 6.1 hereof; provided,
                                                          ________
               however, that Seller must make payment of a sufficient
               _______
               portion of the Repurchase Price in immediately available funds to enable Buyer to make any cash payment to the Trust then required under the Servicing Agreement.

                    Section 6.3     Conveyance of Repurchased Receiv-
                    ___________     _________________________________
               ables.  On or prior to the date that Seller is required
               _____
               to repurchase Receivables under Section 6.1, or on the date Seller is permitted to purchase any Receivables under Section 6.2, or on any Repurchase Date, as the case may be, Buyer shall execute and deliver to Seller a Reconveyance substantially in the form and upon the terms of Exhibit B hereto, pursuant to which Buyer conveys to Seller all of Buyer's right, title, and interest in the repurchased Receivables and, with respect to repurchases effected pursuant to Section 6.2 hereof, within three Business Days thereafter, a computer file or microfiche list containing a true and complete list of all Removed Accounts identified by account number and the aggregate amount of the Receivables in such Removed Accounts as of the Repurchase Notice Date. Buyer shall (and shall cause the Trustee to) execute such other documents or instru-ments of conveyance or take such other actions as Seller may reasonably require to effect any repurchase of Re-ceivables pursuant to this Article VI.

                    Section 6.4     Sole Remedy.  The obligation of
                    ___________     ___________
               Seller to repurchase the Ineligible Receivables pursuant to Section 6.1 hereof shall constitute the sole remedy available to Buyer, the Trustee, any Certificateholder, any Letter of Credit Bank, or any other Person respecting any breach of the representations and warranties set forth in subsections 4.1(j), (k), and (l) with respect to such Receivables.

                    Section 6.5     Selection of Removed Accounts.  By
                    ___________     _____________________________
               giving the written notice on the Repurchase Notice Date as required in Section 6.2 and by acceptance of the Reconveyance, Seller represents and warrants that no selection procedures believed by Seller to be materially adverse to the interests of Buyer or the holders of the Certificates were utilized in selecting the Removed Accounts.


                                      ARTICLE VII

                                  CONDITIONS PRECEDENT
                                  ____________________

                    Section 7.1     [reserved]
                    ___________

                    Section 7.2     Conditions to Buyer's Obligations
                    ___________     _________________________________
               Regarding Supplemental Conveyances.  The obligations of
               __________________________________
               Buyer to purchase any Receivables created under any Additional Accounts shall be subject to the satisfaction of the following conditions:

                         (a) All representations and warranties of Seller contained in this Agreement shall be true and correct on the Addition Date with the same effect as though such representations and warranties had been made on such date;

                         (b)     All information concerning the Addi-
               tional Accounts provided or to be provided to Buyer shall be true and correct in all material respects as of the Addition Date with respect to Additional Accounts added pursuant to subsection 2.2(a) and as of the fifth Busi-ness Day after the first day of the calendar month occur-ring after any Addition Date arising under subsection 2.2(b);

                         (c)     Seller shall have, on or before each
               Addition Date with respect to Additional Accounts added pursuant to subsection 2.2(a) and on or before the fifth Business Day after the first day of the Monthly Period occurring after any Addition Date arising under subsec-tion 2.2(b): (i) indicated in its computer files that Receivables created in respect of the Additional Accounts have been sold to Buyer in accordance with this Agreement and transferred to the Trust pursuant to the Servicing Agreement for the benefit of the Certificateholders; (ii) delivered to Buyer (or to the Trustee, if so directed by Buyer) a computer file or microfiche list containing a true and correct list of all such Additional Accounts, identified by account number and by the Receivable bal-ance as of the Addition Date for Additional Accounts added pursuant to subsection 2.2(a) or as of such fifth Business Day of a Monthly Period with respect to Addi-tional Accounts added pursuant to subsection 2.2(b) hereof; and (iii) substantially performed all other obligations required to be performed by the provisions of this Agreement;

                         (d) Seller shall have executed and deliv-ered a Supplemental Conveyance in conformity with the requirements of Section 2.2 hereof; and

                         (e) Seller shall have recorded and filed, at its expense, any financing statement with respect to the Receivables in such Additional Accounts now existing and hereafter created in connection with the transfer of accounts (as defined in Section 9-106 of the UCC as in effect in any state where Seller's or Servicer's chief executive offices or books and records relating to the Receivables are located) meeting the requirements of applicable state law in such manner and in such jurisdic-tions as are necessary to perfect the sale of the Receiv-ables from Seller to Buyer, and shall deliver a file-stamped copy of such financing statements or other evi-dence of such filings (which may, for purposes of this paragraph, consist of telephone confirmations of such filings) to Buyer.

                    Section 7.3     Conditions Precedent to Seller's
                    ___________     ________________________________
               Obligations.     The obligations of Seller to sell Re-
               ___________
               ceivables on any Addition Date shall be subject to the satisfaction of the following conditions:

                         (a) All representations and warranties of Buyer contained in this Agreement shall be true and correct with the same effect as though such representa-tions and warranties had been made on such date;

                         (b) Payment or provision for payment of the Purchase Price in accordance with the provisions of
               Section 3.3 and 3.4 hereof.

                         (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Seller, and Seller shall have received from Buyer copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as Seller may reasonably have requested.


                                      ARTICLE VIII

                                   TERM & TERMINATION
                                   __________________

                    Section 8.1     Term.  This Agreement shall commence
                    ___________     ____
               as of the date of execution and delivery hereof and shall continue in full force and effect until: (a) the Trust terminates; or (b) upon the occurrence of any of the following events: Buyer or Seller shall (i) become insolvent, (ii) fail to pay its debts generally as they become due, (iii) voluntarily seek, consent to, or acqui-esce in the benefit or benefits of any Debtor Relief Law,
               (iv) become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, and, in the event such proceeding is involuntary, the petition instituting same is not dismissed within 90 days after its filing; provid-
                                                                 _______
               ed, however, that Buyer shall have no duty to continue to
               __  _______
               purchase Receivables or accept designation of Additional Accounts from and after the filing of an involuntary petition but prior to dismissal; or (v) become unable for any reason to convey or reconvey Receivables in accor-dance with the provisions of this Agreement; provided,
                                                            ________
               however, that the termination of this Agreement pursuant
               _______
               to this subsection 8.1(b) hereof shall not discharge any

               Person from any obligations incurred prior to such termi-nation, including, without limitation, any obligations with respect to Receivables sold prior to such termina-tion.

                    Section 8.2     Effect of Termination.  No termina-
                    ___________     _____________________
               tion nor rejection or failure to assume the executory obligations of this Agreement in the insolvency or bank-ruptcy of Seller or Buyer shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including, without limitation, pretermination breaches of representations and warranties by Seller or Buyer. Without limiting the foregoing, prior to termination, neither the failure of Seller to deliver computer records of Additional Accounts or Set-tlement Statements, nor the failure of Buyer to pay a Settlement Statement shall render such transfer or obli-gation executory, nor shall the continued duties of the parties pursuant to Section 5 or Section 9.1 of this Agreement render an executed sale executory.


                                       ARTICLE IX

                                MISCELLANEOUS PROVISIONS
                                ________________________

                    Section 9.1     Amendment.  This Agreement and any
                    ___________     _________
               other Conveyance Papers and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by Buyer and Seller in accordance with this Section 9.1. This Agreement and any other Conveyance Papers may be amended from time to time by Buyer and Seller to correct or supplement any other provisions herein which may be inconsistent with any other provisions herein or in any other Conveyance Papers or to add any other provisions with respect to matters or questions arising under this Agreement or any other Conveyance Papers which shall not be inconsistent with the provisions of this Agreement or any other Conveyance Papers; provided, however, that such action shall not (as
                       ________  _______
               evidenced by an Opinion of Counsel delivered to the Trustee) adversely affect in any material respect the interests of the Trustee for the benefit of the Certifi-cates, unless the Trustee shall consent thereto. Any Supplemental Conveyance or Reconveyance executed in accordance with the provisions hereof shall not be con-sidered amendments to this Agreement.

                    Section 9.2     Governing Law.  This Agreement and
                    ___________     _____________
               the other Conveyance Papers shall be construed in accor-dance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                    Section 9.3     Notices.  All demands, notices and
                    ___________     _______
               communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of Seller, East and Clark Streets, Harrington, Delaware 19952, Attention: President, (b) in the case of Buyer, 6501 Legacy Drive, Plano, Texas 75024,
               Attention: Treasurer; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                    Section 9.4     Severability of Provisions.  If any
                    ___________     __________________________
               one or more of the covenants, agreements, provisions or terms of this Agreement or any other Conveyance Paper shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agree-ments, provisions, or terms of this Agreement or any other Conveyance Paper and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of any other Conveyance Paper.

                    Section 9.5     Assignment.  Notwithstanding any-
                    ___________     __________
               thing to the contrary contained herein, other than Buyer's assignment of its rights, title and interests in, to, and under this Agreement to the Trustee for the benefit of the Certificateholders as contemplated by the Servicing Agreement and Section 9.6 hereof, this Agree-ment and all other Conveyance Papers may not be assigned by the parties hereto.

                    Section 9.6     Acknowledgement and Agreement of
                    ___________     ________________________________
               Seller.  By execution below, Seller expressly acknowl-
               ______
               edges and agrees that all of Buyer's rights, titles, and interests in, to, and under this Agreement, including, without limitation, all of Buyer's rights, titles, and interests in and to Receivables purchased pursuant to this Agreement, shall be assigned by Buyer to the Trustee for the benefit of the Certificateholders, and Seller consents to such assignment. Additionally, Seller agrees for the benefit of the Trustee and the Letter of Credit Banks that any amounts payable by Seller to Buyer hereun-der which are to be paid by Buyer to the Trustee for the benefit of the Certificateholders, including, without limitation, payments to be made under subsections 5.1(1), 6.1(b), and 6.2 hereof, shall be paid by Seller, on behalf of Buyer, directly to the Trustee.

                    Section 9.7     Further Assurances.  Buyer and
                    ___________     __________________
               Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instru-ments required or reasonably requested by the other party more fully to effect the purposes of this Agreement and the other Conveyance Papers, including, without limita-tion, the execution of any financing statements or con-tinuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other law or any applicable jurisdiction.

                    Section 9.8     No Waiver; Cumulative Remedies.  No
                    ___________     ______________________________
               failure to exercise and no delay in exercising, on the part of Buyer or Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privi-lege provided by law.

                    Section 9.9     Counterparts.  This Agreement and
                    ___________     ____________
               all other Conveyance Papers may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                    Section 9.10     Binding Effect; Third-Party Benefi-
                    ____________     ___________________________________
               ciaries.  This Agreement and the other Conveyance Papers
               _______
               will inure to the benefit of and be binding upon the parties hereto and their respective successors and per-mitted assigns. The Trustee shall be considered a third-party beneficiary of this Agreement.

                    Section 9.11     Merger and Integration.  Except as
                    ____________     ______________________
               specifically stated otherwise herein, this Agreement and the other Conveyance Papers set forth the entire under-standing of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Conveyance Papers. This Agreement and the other Conveyance Papers may not be modified, amended, waived or supplemented except as provided herein.

                    Section 9.12     Headings.  The headings herein are
                    ____________     ________
               for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                    Section 9.13     Schedules and Exhibits.  The sched-
                    ____________     ______________________
               ules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incor-porated into this Agreement for all purposes.

                    Section 9.14     Estimation and Calculation of Fi-
                    ____________     _________________________________
               nance Charge Receivables.  At all times and for all
               ________________________
               purposes of this Agreement, the amount of Finance Charge Receivables outstanding at any point in time shall be determined in the manner described in Section 1.3 of the Servicing Agreement.

                    IN WITNESS WHEREOF, Buyer and Seller have caused
               this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                        JCP RECEIVABLES, INC.


                                        By:___________________________
                                           Title:



                                        JCPENNEY CARD BANK, NATIONAL
                                          ASSOCIATION


                                        By:___________________________
                                           Title:

                                      SCHEDULE ONE

                                [Locations of Documents]

                                                               Exhibit A
                                                               _________
                                       to Receivables Purchase Agreement

                            FORM OF SUPPLEMENTAL CONVEYANCE
                            _______________________________


                    SUPPLEMENTAL CONVEYANCE No. ___________ OF RECEIV-
               ABLES IN ADDITIONAL ACCOUNTS (the "Supplemental Convey-ance"), dated as of _____________, 19__, by and between JCPENNEY CARD BANK, NATIONAL ASSOCIATION, a national banking association ("Seller"), and JCP RECEIVABLES,
                                     ______
               INC., a Delaware corporation ("Buyer") pursuant to the
                                              _____
               Receivables Purchase Agreement referred to below.

                                  W I T N E S S E T H
                                  _ _ _ _ _ _ _ _ _ _

                    WHEREAS, Buyer and Seller are parties to the Receiv-
               ables Purchase Agreement, dated as of October 15, 1997 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Purchase Agreement");
                              __________________

                    WHEREAS, pursuant to Section 2.2 of the Purchase
               Agreement, (i) under certain conditions, Seller is re-quired to sell Receivables in Additional Accounts; or
               (ii) Seller may designate and sell Additional Accounts to be included as Accounts; or (iii) under certain circum-stances, an Eligible Account of any Cycle is to be auto-matically included as an Additional Account;

                    WHEREAS, Seller now wishes to sell the Receivables
               in the Additional Accounts described on Schedule One hereto, whether now existing or hereafter created, to Buyer; and

                    WHEREAS, Buyer is willing to accept such sale and
               conveyance subject to the terms and conditions hereof;

                    NOW THEREFORE, Seller and Buyer hereby agree as
               follows:

                         1.     Defined Terms.  Capitalized terms used
                                _____________
               in this Supplemental Conveyance have their respective meanings set forth in the Purchase Agreement, except that "Addition Date" shall mean, with respect to the Addition-
                _____________
               al Accounts added pursuant to Section 2.2(a) of the


                                   Exhibit A - Page 1

               Purchase Agreement and designated hereby, ______________, 19__.


                         2.     Designation of Additional Accounts.  On
                                __________________________________
               or prior to the Addition Date, in respect of Additional Accounts added pursuant to Section 2.2 of the Purchase Agreement and on or before five Business Days after the first day of the calendar month next succeeding the calendar month in which Additional Accounts were added pursuant to Section 2.2(b), Seller shall have delivered to Buyer (or to the Trustee, if Buyer so directs) a computer file or microfiche list containing a true and complete list of all Seller accounts which as of the Addition Date shall be deemed to be an Additional Ac-count, such Additional Accounts being identified by account number and the aggregate amount of the Receiv-ables in such Additional Accounts as of the Addition Date in respect of Additional Accounts added pursuant to
               Section 2.2(a) of the Purchase Agreement or as of such fifth Business Day of the month in respect of Additional Accounts added during the preceding month pursuant to
               Section 2.2(b) of the Purchase Agreement. Such list shall be marked as Schedule One to this Supplemental
                                  ____________
               Conveyance, delivered to Buyer as confidential and pro-prietary and, as of the Addition Date, shall be incorpo-rated into and made a part of this Supplemental Convey-ance, the Purchase Agreement, and any other Conveyance Paper.

                         3.     Sale of Receivables.     (a)     For
                                ___________________
               value received, Seller does hereby sell, transfer, con-vey, and assign to Buyer, without recourse, on and after the Addition Date, all of Seller's right, title and interest of in, to and under the Receivables now existing or hereafter created in the Additional Accounts designat-ed on Schedule One hereto, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds thereof (including, without limitation, "proceeds" as defined in the UCC in any state where Seller's or Servicer's chief executive offices or books and records relating to Receivables are located), and Insurance Proceeds relating thereto.

                              (b)     In connection with such sale and
               conveyance, Seller agrees (i) to record and file at its own expense, any financing statement for the purchase of

                                   Exhibit A - Page 2
               accounts (as defined in Section 9-106 of the UCC as in effect in any state where Seller's or Servicer's chief executive offices or books and records relating to the Receivables are located), with respect to the Receivables now existing and hereafter created in the Additional Accounts designated hereby meeting the requirements of applicable state law and in such jurisdictions as are necessary to perfect the sale of the Receivables from Seller to Buyer and the transfer of such Receivables from Buyer to the Trust, and (ii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (which may, for purposes of this Section 3, consist of telephone confirmations of such filing) to Buyer (or to the Trustee, if Buyer so directs) on or prior to the date of this Supplemental Conveyance.

                              (c)     In connection with such sale and
               conveyance, Seller further agrees, at its own expense, on or prior to the date of this Supplemental Conveyance to indicate in its computer files as required by the Pur-chase Agreement that Receivables created in connection with the Additional Accounts designated hereby have been sold by Seller to Buyer in accordance with the Purchase Agreement and transferred by Buyer to the Trust for the benefit of the Certificateholders.

                         4.     Acceptance by Buyer.  Buyer hereby ac-
                                ___________________
               knowledges its acceptance of all right, title and inter-est previously held by Seller in, to and under the Re-ceivables sold and conveyed hereby. Buyer further ac-knowledges that, prior to or simultaneously with the execution and delivery of this Supplemental Conveyance, Seller delivered to Buyer or to the Trustee the computer file or microfiche list described in Section 2 of this Supplemental Conveyance.

                         5.     Representations and Warranties of Sell-
                                _______________________________________
               er.  Seller hereby represents and warrants to Buyer as of
               __
               the Addition Date:

                              (a)     Legal, Valid and Binding Obliga-
                                      ________________________________
               tion.  This Supplemental Conveyance constitutes a legal,
               ____
               valid, and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by


                                   Exhibit A - Page 3
               general principles of equity (whether considered in a suit at law or in equity);

                              (b)     Eligibility of Accounts.  Each
                                      _______________________
               Additional Account designated hereby is an Eligible
               Account;

                              (c)     Selection Procedures.  No selec-
                                      ____________________
               tion procedures believed by Seller to be materially adverse to the interests of Buyer or its successors and assigns were utilized in selecting the Additional Ac-counts designated hereby from Seller's available Eligible Accounts;

                              (d)     Insolvency.  Seller is not insol-
                                      __________
               vent.

                              (e)     Security Interest.  This Supple-
                                      _________________
               mental Conveyance constitutes a valid sale, assignment, and conveyance or, in the case of Accounts added pursuant to Section 2.2(b) of the Purchase Agreement, confirmation of a valid sale, assignment, and conveyance to Buyer of all right, title and interest of Seller in, to, and under the Receivables now existing and hereafter created in respect of the Additional Accounts designated hereby, all monies due or to become due with respect thereto (includ-ing all Finance Charge Receivables), together with all proceeds (including, without limitation, "proceeds" as defined in the UCC in any state where Seller's or the Servicer's chief executive offices or books and records relating to the Receivables are located) of such Receiv-ables and Insurance Proceeds relating thereto, and such property will be held free and clear of any Lien of any Person claiming through or under Seller except for Liens permitted under Section 5.1(d) of the Purchase Agreement.

                              (f)     Reconfirmation of Representations
                                      _________________________________
               and Warranties.  All representations and warranties made
               ______________
               by Seller pursuant to Section 4.1 of the Purchase Agree-ment remain true and correct in all respects as of the Addition Date as if made on such date.

                         6.     Conditions Precedent.  (a)  The accep-
                                ____________________
               tance of Buyer set forth in Section 4 and the amendment of the Purchase Agreement set forth in Section 8 are subject to the satisfaction by Seller, on or prior to the Addition Date, of the following conditions precedent:

                                   Exhibit A - Page 4

                                   (i)     All information concerning
                    the Additional Accounts provided or to be provided to Buyer shall be true and correct in all material respects as of the Addition Date with respect to Additional Accounts added pursuant to Section 2.2(a) of the Purchase Agreement and as of the fifth Busi-ness Day after the first day of the calendar month occurring after any Addition Date arising under
                    Section 2.2(b) of the Purchase Agreement;

                                   (ii)     Seller shall have, on or
                    before each Addition Date with respect to Additional Accounts added pursuant to Section 2.2(a) of the Purchase Agreement and on or before the fifth Busi-ness Day after the first day of the calendar month next succeeding the calendar month in which Addi-tional Accounts were added pursuant to Section 2.2(b) of the Purchase Agreement: (i) indicated in its computer files that Receivables created in respect of the Additional Accounts have been sold to Buyer in accordance with this Agreement for the benefit of the Certificateholders, (ii) delivered to Buyer (or to the Trustee, if so directed by Buyer) a computer file or microfiche list containing a true and correct list of all such Additional Accounts, identified by account number and by the Receivable balance as of the Addition Date for Additional Accounts added pursuant to Section 2.2(a) of the Purchase Agreement or as of the fifth Business Day after the first day of the calendar month next suc-ceeding the calendar month in which Additional Accounts were added pursuant to Section 2.2(b) of the Purchase Agreement; and (iii) substantially performed all other obligations required to be performed by the provisions of the Purchase Agree-ment and this Supplemental Conveyance;

                                   (iii)     Seller shall have recorded
                    and filed, at its expense, all financing statements required to comply with Section 3(b) of this Sup-plemental Conveyance.

                              (b)     The sale by Seller set forth in
               Section 3 and the amendment of the Purchase Agreement set forth in Section 8 are subject to the satisfaction by Buyer, on or prior to the Addition Date of the following:


                                   Exhibit A - Page 5

                                   (i)     All representations and
                    warranties of Buyer contained in the Purchase Agree-ment shall be true and correct with the same effect as though such representations and warranties had been made on such date;

                                   (ii)     Payment or provision for
                    payment of the Purchase Price by Buyer in accordance with the provisions of Section 3 of the Purchase Agreement; and

                                   (iii)     All corporate and legal
                    proceedings and all instruments in connection with the transactions contemplated by this Supplemental Conveyance shall be satisfactory in form and sub-stance to Seller, and Seller shall have received from Buyer copies of all documents (including, without limitation, records of corporate proceed-
                    ings) relevant to the transactions herein contem-plated as Seller may reasonably have requested.

                         7.     Additional Information.  Seller shall
                                ______________________
               have delivered to Buyer such information as was reason-ably requested by Buyer to satisfy itself as to the accuracy of the representation and warranty set forth in
               Section 5(d) to this Supplemental Conveyance.

                         8.     Amendment of the Purchase Agreement.
                                ___________________________________
               The Purchase Agreement is hereby amended to provide that all references therein to the "Receivables Purchase Agreement," to "this Agreement," and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Purchase Agreement as supplemented by this Supplemental Conveyance. Except as expressly amend-ed hereby, all of the representations, warranties, terms, covenants, and conditions of the Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compli-ance with or a consent to noncompliance with any term or provision of the Purchase Agreement.


                         9.     Counterparts.  This Supplemental Convey-
                                ____________
               ance may be executed in two or more counterparts (and by different parties on separate counterparts), each of

                                   Exhibit A - Page 6
               which shall be an original, but all of which together shall constitute one and the same instrument.

                         10.     Governing Law.  This Supplemental
                                 _____________
               Conveyance shall be construed in accordance with the laws of the State of New York, without reference to its con-flict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                    IN WITNESS WHEREOF, the undersigned have caused this
               Supplemental Conveyance to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                        JCPENNEY CARD BANK, NATIONAL
                                          ASSOCIATION


                                        By:____________________________
                                           Title:


                                        JCP RECEIVABLES, INC.



                                        By:____________________________
                                           Title:



















                                   Exhibit A - Page 7

                                      SCHEDULE ONE

                                  ADDITIONAL ACCOUNTS
                                  ___________________













































                                   Exhibit A - Page 8

                                                               EXHIBIT B
                                                               _________
                                       to Receivables Purchase Agreement

                                  FORM OF RECONVEYANCE


                    RECONVEYANCE No.____ OF RECEIVABLES, dated as of
               ____, 19__ (the "Reconveyance"), by and between JCP RECEIVABLES, INC., a Delaware corporation ("JCPR") and
                                                           ____
               JCPENNEY CARD BANK, NATIONAL ASSOCIATION, a national banking association, ("Seller"), pursuant to the Receiv-
                                      ______
               ables Purchase Agreement referred to below.


                                  W I T N E S S E T H:
                                  _ _ _ _ _ _ _ _ _ _

                    WHEREAS, JCPR and Seller are parties to the Receiv-
               ables Purchase Agreement, dated as of October 15, 1997 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modi-fied, the "Purchase Agreement");
                          __________________

                    WHEREAS, pursuant to Section 6 of the Purchase
               Agreement (i) under certain conditions, Seller is re-quired to repurchase Receivables in certain Accounts; or
               (ii) Seller may designate from time to time certain Ac-counts for repurchase;

                    WHEREAS, pursuant to Section 6 of the Purchase
               Agreement JCPR wishes to sell and convey to Seller the Receivables from the Accounts listed on Schedule One hereto (the "Removed Accounts"); and
                            ________________

                    WHEREAS, Seller is willing to repurchase Receivables
               under the Removed Accounts by payment, or provision for the payment, of the Repurchase Price therefor pursuant to
               Section 6 of the Purchase Agreement;

                    NOW THEREFORE, JCPR and Seller hereby agree as fol-
               lows:

                    1.     Defined Terms.     Capitalized terms used in
                           _____________
               this Reconveyance have their respective meanings set forth in the Purchase Agreement, except that "Repurchase
                                                             __________
               Date" shall mean, with respect to the Removed Accounts
               ____
               designated hereby, _____________, 19___.


                                   Exhibit B - Page 1

                    2.     Designation of Removed Accounts.  Within
                           _______________________________
               three Business Days after the Repurchase Date, Seller
               shall deliver to JCPR a computer file, microfiche or written list containing a true and complete list of all Removed Accounts identified by account number and the aggregate amount of the Receivables in such Removed Accounts. Such list shall be marked as Schedule One to
                                                       ____________
               this Reconveyance and shall be incorporated into and made a part of this Reconveyance as of the Repurchase Date and of the Purchase Agreement and other Conveyance Papers.

                    3.     Conveyance of Receivables.  (a)  For value
                           _________________________
               received, JCPR does hereby sell, transfer, and assign to Seller, without recourse, on and after the Repurchase Date, all JCPR's right, title and interest in, to, and under the Receivables now existing and hereafter created in the Removed Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds thereof (in-cluding, without limitation, "proceeds" as defined in the UCC in any states where Seller's or Servicer's chief executive offices or books and records relating to Re-ceivables are located), and Insurance Proceeds relating thereto.

                         (b) In connection with such transfer, JCPR agrees to (and agrees to cause Trustee to) execute and deliver to Seller on or prior to the date of this Recon-veyance, a termination statement with respect to the Re-ceivables now existing and hereafter created in the Removed Accounts designated hereby evidencing the sale and conveyance of the Receivables in the Removed Accounts and the release of all liens or security interest there-on, meeting the requirements of applicable state law and filed in such manner and in such jurisdictions as are necessary to remove such lien.

                    4.     Acceptance by Seller.  Seller hereby acknowl-
                           ____________________
               edges that, prior to or simultaneously with the execution and delivery of this Reconveyance, JCPR delivered to Seller the computer file or microfiche list described in
               Section 2 of this Reconveyance.

                    5.     Representations and Warranties of JCPR.  JCPR
                           ______________________________________
               hereby represents and warrants to Seller as of the Repur-chase Date:


                                   Exhibit B - Page 2

                         (a)     Legal, Valid and Binding Obligation.
                                 ___________________________________
               This Reconveyance constitutes a legal, valid, and binding obligation of JCPR, enforceable against JCPR in accor-dance with its terms, except as such enforceability may be limited by Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equi-ty); and

                         (b)     Compliance with Servicing Agreement.
                                 ___________________________________
               JCPR has effected a retransfer from the Trust of the Receivables now existing or hereafter arising under the Removed Accounts in compliance with the provisions of the Servicing Agreement.

                         (c)     Selection Procedures.  In respect of
                                 ____________________
               Removed Accounts designated pursuant to Section 6.2 of the Purchase Agreement, JCPR and Seller have mutually agreed as to the designation of the Removed Accounts.

                         (d)     Insolvency.  As of the Repurchase
                                 __________
               Notice Date and as of the Repurchase Date, JCPR is not insolvent.

                    6.     Conditions Precedent.  (a)  The amendment of
                           ____________________
               the Purchase Agreement set forth in Section 7 hereof is subject to the satisfaction by JCPR, on or prior to the Repurchase Date, of the following conditions precedent:

                              (i)  All information concerning the Re-
               moved Accounts provided or to be provided to Seller shall be true and correct in all material respects as of the Repurchase Date;

                              (ii) JCPR shall have, and on or before the
               third Business Day after the Repurchase Date: (i) deliv-ered to Seller a computer file or microfiche list con-taining a true and correct list of all such Removed Ac-counts, identified by account number and by the Receiv-able balance as of the Repurchase Date; and (ii) substan-tially performed all other obligations required to be performed by the provisions of this Reconveyance.

                              (iii)  JCPR shall have delivered to Seller
               the termination statements required to be delivered in
               Section 3(b) of this Reconveyance.


                                   Exhibit B - Page 3

                         (b) The amendment of the Purchase Agreement set forth in Section 7 is subject to payment or provision for payment of the Repurchase Price in accordance with the provisions of Section 6 of the Purchase Agreement on or prior to the Repurchase Date.

                    7.     Amendment of the Purchase Agreement.  The
                           ___________________________________
               Purchase Agreement is hereby amended to provide that all references therein to the "Receivables Purchase Agree-ment," to "this Agreement," and "herein" shall be deemed from and after the Repurchase Date to be a dual reference to the Purchase Agreement as supplemented by this Recon-veyance. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and condi-tions of the Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Purchase Agreement.

                    8.     Counterparts.  This Reconveyance may be
                           ____________
               executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                    9.     Governing Law.     This Reconveyance shall be
                           _____________
               construed in accordance with the laws of the State of New York, without reference to its conflict of law provi-sions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.














                                   Exhibit B - Page 4

                    IN WITNESS WHEREOF, the undersigned have caused this
               Repurchase Agreement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                                        JCPENNEY CARD BANK, NATIONAL
                                          ASSOCIATION


                                        By: ________________________
                                             Title:



                                        JCP RECEIVABLES, INC.


                                        By: ________________________
                                             Title:




























                                   Exhibit B - Page 5

                                    SCHEDULE ONE
                                     ____________


                                   REMOVED ACCOUNTS
                                   ________________

                                                                  EXHIBIT C
                                                                  _________
                                          to Receivables Purchase Agreement


                             FORM OF SETTLEMENT STATEMENT

                       JCPENNEY CARD BANK, NATIONAL ASSOCIATION
                         ____________________________________

                            RECEIVABLES PURCHASE AGREEMENT
                         ____________________________________

                       Current Settlement Date:  ______, 19___


                    JCPenney Card Bank, National Association ("Seller") and
                                                               ______
          JCP Receivables, Inc. ("Buyer"), pursuant to the Receivables
                                  _____
          Purchase Agreement (the "Purchase Agreement") dated as of October
                                   __________________
          15, 1997, by and between Seller and Buyer, do hereby agree and certify as follows:

                         (1)  Capitalized terms used in this Set-
                    tlement Statement have their respective mean-ings in the Purchase Agreement. As used herein, the term "Subject Period" shall mean
                                      ______________
                    the Monthly Period immediately preceding the calendar month in which this Settlement Statement is delivered. This Settlement Statement is being delivered pursuant to
                    Section 3.5 of the Purchase Agreement. Ref-erences herein to certain sections are refer-ences to the respective sections in the Pur-chase Agreement.

                         (2)  The date of this Settlement State-
                    ment is a Settlement Date under the Purchase
                    Agreement.

          A.   PURCHASED RECEIVABLES AND PURCHASE PRICE FOR SUBJECT PERIOD
               ___________________________________________________________

                         (3)  The aggregate unpaid balance of
                    Principal Receivables conveyed to Buyer and
                    balance of Principal Receivables created in
                    Accounts pursuant to the Purchase Agreement
                    during the Subject Period (the "Purchased
                                                    _________
                    Receivables") was equal to  . . . . . . . . . $________
                    ___________

                         Such amount is more particularly item-
                    ized on Schedule One hereto.

                         (4)  The portion of the amount shown in
                    item 3 paid in cash during the Subject Period
                    was equal to  . . . . . . . . . . . . . . . . $________

                         (5)  The portion of the amount shown in
                    item 3 not paid in cash during the Subject
                    Period (Item 3 minus Item 4) is equal to  . . $________

          B.   REPURCHASED RECEIVABLES AND REPURCHASE PRICE FOR SUBJECT
               ________________________________________________________
               PERIOD
               ______

                         (6)  The aggregate Repurchase Price of
                    Receivables repurchased by Seller pursuant to
                    Sections 6.1 or 6.2 of the Repurchase Agree-
                    ment during the Subject Period (the "Repur-
                                                         ______
                    chased Receivables") was equal to . . . . . . $________
                    __________________

                         Such Repurchased Receivables are more
                    particularly itemized on Schedule Three here-to.

                         (7)  The portion of the Repurchase Price
                    for the Repurchased Receivables paid in cash during the Subject Period was equal to . . . $________

                         (8)  The portion of the Repurchase Price
                    for the Repurchased Receivables not paid in
                    Cash during the Subject Period [item 6 minus
                    item 7] is equal to . . . . . . . . . . . . . $________

          C.   PRINCIPAL DUE
               _____________

                         (9)  Payments received by Buyer during
                    the Subject Period described in the following
                    Sections of the Purchase Agreement:
                              (a)     3.3(c)(i) . . . . . . . . . $________
                              (b)     3.3(c)(ii)  . . . . . . . . $________
                              (c)     3.3(c)(iii) . . . . . . . . $________
                              (d)     3.3(c)(iv)  . . . . . . . . $________

                         (10) Principal payments due with respect
                    to Subject Period [total of 9(a)-(d)] . . . . $________

                         (11) Payments during Subject Period to
                    Seller of amounts included in item 9  . . . . $________

                         (12) Principal payment due [item 10
                    minus item 11]  . . . . . . . . . . . . . . . $________

          D.   CHANGES IN PRINCIPAL BALANCE OF PARTICIPATION DURING SUBJECT
               ____________________________________________________________
               PERIOD
               ______

                         (13) Principal balance at beginning of
                    Monthly Period  . . . . . . . . . . . . . . . $________

                         (14) Add unpaid purchase price of Pur-
                    chased Receivables during the Subject Period
                    [item 5]  . . . . . . . . . . . . . . . . . . $________

                         (15) Less unpaid Repurchase Price of
                    Repurchased Receivables during the Subject
                    Period [item 8] . . . . . . . . . . . . . . . $________

                         (16) Less principal payments due with
                    respect to the Subject Period [item 10] . . . $________

                         (17) Less Credit Adjustments pursuant to
                    Section 3.4 of the Purchase Agreement with
                    respect to the Subject Period . . . . . . . . $________

                         (18) Add increase pursuant to Section
                    5.1(1) of Purchased Agreement during the
                    Subject Period  . . . . . . . . . . . . . . . $________

                         (19) Less any additional principal pay-
                    ments during the Subject Period . . . . . . . $________

                         (20) Ending principal balance (effective
                    as of Settlement Date of Subject Period)
                    [total of items 13-19]  . . . . . . . . . . . $________

          E.   CALCULATION OF INTEREST DUE
               ___________________________

                         (21) Average principal balance during
                    Subject Period [average of items 13 and
                    20] . . . . . . . . . . . . . . . . . . . . . $________

                         (22) 0.75% of item 21  . . . . . . . . . $________

                         (23) Payments received during Subject
                    Period pursuant to Section 4.3(c)(iii) of
                    Servicing Agreement . . . . . . . . . . . . . $________

                         (24) Deductions from item 23:
                              (a)     Servicing fee . . . . . $______
                              (b)     Default Amount . . . .  $______
                              (c)  Letter of Credit
                                   and Repurchase Letter
                                   of Credit Banks . . . . $______
                              (d)     Total deductions  . . . . . $________

                         (25) Excess of item 23 over item 24  . . $________

                         (26) Interest due with respect to Sub-
                    ject Period (lesser of item 22 or 25) . . . . $________


               In witness whereof, the undersigned have duly executed and delivered this Settlement Statement this _____ day of _________, 19___.


                                        JCPENNEY CARD BANK, NATIONAL
                                          ASSOCIATION


                                        By:  ___________________________
                                             Title:



                                        JCP RECEIVABLES, INC.


                                        By:  ___________________________
                                             Title:

                                     Schedule One
                                     ____________

                         Itemization of Purchased Receivables
                                  for Subject Period
                         ____________________________________

                                     Schedule Two
                                     ____________

                           Itemization of Credit Adjustment
                                   for Subject Period
                           ________________________________


          A.   Receivables Adjustments for Merchandise Refused or
               __________________________________________________
               Returned
               ________

          B.   Receivables Reduction for Rebate, Chargebacks, or
               _________________________________________________
               Adjustments
               ________________

          C.   Fraudulent or Counterfeit Charges
               _________________________________

          D.   Removed or Transferred Receivables
               __________________________________

                                    Schedule Three
                                    ______________

                              Itemization of Repurchased
                            Receivables for Subject Period
                            ______________________________

                                     Exhibit D
                                      _________

                               [Credit Card Agreement]

                                  TABLE OF CONTENTS
                                  _________________

                                                                       Page
                                                                       ____

                                      ARTICLE I
                                     DEFINITIONS  . . . . . . . . . . .   2

               Section 1.1     Definitions  . . . . . . . . . . . . . .   2
               Section 1.2     Other Definitional Provisions  . . . . .   9

                                      ARTICLE II
                        PURCHASE AND CONVEYANCE OF RECEIVABLES  . . . .   9

               Section 2.1     Purchase . . . . . . . . . . . . . . . .   9
               Section 2.2     Addition of Additional Accounts  . . . .  11

                                     ARTICLE III
                              CONSIDERATION AND PAYMENT . . . . . . . .  12

               Section 3.1     Purchase Price . . . . . . . . . . . . .  12
               Section 3.2     Capital Contributions  . . . . . . . . .  12
               Section 3.3     Payment of Purchase Price  . . . . . . .  12
               Section 3.4     Adjustments to Purchase Price  . . . . .  14
               Section 3.5     Settlement . . . . . . . . . . . . . . .  15

                                      ARTICLE IV
                            REPRESENTATIONS AND WARRANTIES  . . . . . .  15

               Section 4.1     Seller's Representations and Warran-
                    ties  . . . . . . . . . . . . . . . . . . . . . . .  15
               Section 4.2    Seller's Representations and Warranties
                              Regarding Additional Accounts . . . . . .  19
               Section 4.3     Representations and Warranties of Buy-
                    er  . . . . . . . . . . . . . . . . . . . . . . . .  20

                                      ARTICLE V
                            COVENANTS OF SELLER AND BUYER . . . . . . .  22

               Section 5.1     Seller Covenants . . . . . . . . . . . .  22
               Section 5.2    Buyer Covenants Regarding Nondisclosure;
                              Inspection  . . . . . . . . . . . . . . .  26

                                      ARTICLE VI
                                REPURCHASE OBLIGATION . . . . . . . . .  27

               Section 6.1     Mandatory Repurchase . . . . . . . . . .  27
               Section 6.2     Optional Repurchases . . . . . . . . . .  28
               Section 6.3     Conveyance of Repurchased Receivables  .  29

                                                                       Page
                                                                       ____

                                     ARTICLE VII
                                 CONDITIONS PRECEDENT . . . . . . . . .  30

               Section 7.1    Conditions to Buyer's Obligations Re-
                              garding Initial Receivables . . . . . . .  30
               Section 7.2    Conditions to Buyer's Obligations Re-
                              garding Supplemental Conveyances  . . . .  31
               Section 7.3    Conditions Precedent to Seller's Obliga-
                              tions . . . . . . . . . . . . . . . . . .  32

                                     ARTICLE VIII
                                  TERM & TERMINATION  . . . . . . . . .  33

               Section 8.1     Term . . . . . . . . . . . . . . . . . .  33
               Section 8.2     Effect of Termination  . . . . . . . . .  34

                                      ARTICLE IX
                               MISCELLANEOUS PROVISIONS . . . . . . . .  34

               Section 9.1     Amendment  . . . . . . . . . . . . . . .  34
               Section 9.2     Governing Law  . . . . . . . . . . . . .  35
               Section 9.3     Notices  . . . . . . . . . . . . . . . .  35
               Section 9.4     Severability of Provisions . . . . . . .  35
               Section 9.5     Assignment . . . . . . . . . . . . . . .  35
               Section 9.6     Acknowledgement and Agreement of Sell-
                    er  . . . . . . . . . . . . . . . . . . . . . . . .  35
               Section 9.7     Further Assurances . . . . . . . . . . .  36
               Section 9.9     Counterparts . . . . . . . . . . . . . .  36
               Section 9.10   Binding Effect; Third-Party Beneficia-
                              ries  . . . . . . . . . . . . . . . . . .  36
               Section 9.11     Merger and Integration  . . . . . . . .  37
               Section 9.12     Headings  . . . . . . . . . . . . . . .  37
               Section 9.13     Schedules and Exhibits  . . . . . . . .  37
               Section 9.14   Estimation and Calculation of Finance
                              Charge Receivables  . . . . . . . . . . .  37
















                                          ii